Filed pursuant to Rule 433
                                           Registration Statement No. 333-139817



                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2007-HE2 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the
"Prospectus")   with the SEC for the offering to which this communication
relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/807641/000091412107000012/
gs6377900-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $954,928,000
                                  (Approximate)
                                 GSAMP 2007-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

--------------  ---------------------  ------------------  ---------------  --------------------  --------------  -----------------
                Approximate Principal  Primary Collateral  Expected Credit        Initial         Estimated Avg.  Principal Payment
 Certificates     Balance ($)(1)(4)           Group            Support      Pass-Through Rate(5)   Life (yrs)(2)    Window(2)(3)
--------------  ---------------------  ------------------  ---------------  --------------------  --------------  -----------------
     A-1             368,537,000             Group I           26.650%          LIBOR + [ ]%           1.97         04/07 - 08/13
     A-2A            206,504,000            Group II           26.650%          LIBOR + [ ]%           1.00         04/07 - 02/09
     A-2B             48,346,000            Group II           26.650%          LIBOR + [ ]%           2.00         02/09 - 06/09
     A-2C             73,306,000            Group II           26.650%          LIBOR + [ ]%           3.00         06/09 - 12/12
     A-2D             28,775,000            Group II           26.650%          LIBOR + [ ]%           6.27         12/12 - 08/13
     M-1              41,046,000          Group I & II         22.500%          LIBOR + [ ]%           4.96         05/11 - 08/13
     M-2              39,067,000          Group I & II         18.550%          LIBOR + [ ]%           4.70         01/11 - 08/13
     M-3              23,738,000          Group I & II         16.150%          LIBOR + [ ]%           4.57         11/10 - 08/13
     M-4              20,275,000          Group I & II         14.100%          LIBOR + [ ]%           4.51         09/10 - 08/13
     M-5              18,298,000          Group I & II         12.250%          LIBOR + [ ]%           4.47         08/10 - 08/13
     M-6              16,813,000          Group I & II         10.550%          LIBOR + [ ]%           4.44         07/10 - 08/13
     M-7              17,309,000          Group I & II         8.800%           LIBOR + [ ]%           4.42         06/10 - 08/13
     M-8              15,825,000          Group I & II         7.200%           LIBOR + [ ]%           4.39         06/10 - 08/13
    M-9(7)            37,089,000          Group I & II         3.450%           LIBOR + [ ]%           0.78         04/07 - 02/09
--------------  ---------------------  ------------------  ---------------  --------------------  --------------  -----------------
    Total           $954,928,000
--------------  ---------------------  ------------------  ---------------  --------------------  --------------  -----------------

--------------  -------------------------
                        Expected
 Certificates   S&P / Moody's Ratings(6)
--------------  -------------------------
     A-1                AAA/Aaa
     A-2A               AAA/Aaa
     A-2B               AAA/Aaa
     A-2C               AAA/Aaa
     A-2D               AAA/Aaa
     M-1                AA+/Aa1
     M-2                 AA/Aa2
     M-3                AA-/Aa3
     M-4                 A+/A1
     M-5                  A/A2
     M-6                 A-/A3
     M-7               BBB+/Baa1
     M-8                BBB/Baa2
    M-9(7)              BBB-/NR
--------------  -------------------------
    Total
--------------  -------------------------

(1) The principal balances of the certificates are calculated based on mortgage loan balances as of the statistical calculation date, rolled one month forward using 10% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% clean-up call on all certificates.
(3) The final scheduled distribution date for the certificates is the distribution date in March 2037.
(4) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this term sheet for more information on the pass-through rates of the certificates.
(6) The ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of interest on the certificates other than accrued certificate interest (as described in this term sheet) or the possibility that a holder of a certificate might realize a lower than anticipated yield.
(7) From Net Monthly Excess Cashflow, 100% of the sum of Net Monthly Excess Cashflow that would otherwise be allocated to the Class X Certificates, will be allocated to pay principal to the Class M-9 Certificates, until the Class M-9 certificate principal balance has been reduced to zero. Selected Mortgage Pool Data(8)

----------------------------------------------------------------  ------------------------------------------
                                                                                    Group I
                                                                  ------------------------------------------
                                                                     Adjustable-Rate        Fixed-Rate
----------------------------------------------------------------  --------------------  --------------------
Aggregate Scheduled Principal Balance:(9)                                $368,755,407          $138,285,500
Number of Mortgage Loans:                                                       1,867                   975
Average Scheduled Principal Balance:                                         $197,512              $141,831
Weighted Average Gross Interest Rate:                                           8.316%                7.977%
Weighted Average Net Interest Rate:(10)                                         7.806%                7.467%
Weighted Average Original FICO Score:                                             608                   627
Weighted Average Combined Original LTV Ratio:(11)                               82.56%                79.99%
Weighted Average Combined Original LTV with Silent Seconds:(11)                 85.78%                81.47%
Weighted Average Stated Remaining Term (months):                                  360                   353
Weighted Average Seasoning (months):                                                1                     1
Weighted Average Months to Roll:(12)                                               26                   N/A
Weighted Average Gross Margin:(12)                                              6.096%                  N/A
Weighted Average Initial Rate Cap:(12)                                          2.121%                  N/A
Weighted Average Periodic Rate Cap:(12)                                         1.376%                  N/A
Weighted Average Gross Maximum Lifetime Rate:(12)                              15.071%                  N/A
Percentage of Mortgage Loans with Silent Seconds:(13)                           13.53%                 6.34%
Non-Zero Weighted Average Debt to Income Ratio at Origination:                  42.12%                40.90%
Percentage of Mortgage Loans with Mortgage Insurance:                            0.00%                 0.00%
----------------------------------------------------------------  --------------------  --------------------

----------------------------------------------------------------  ---------------------------------------------  -------------------
                                                                                    Group II                          Aggregate
                                                                  ---------------------------------------------
                                                                       Adjustable-Rate          Fixed-Rate
----------------------------------------------------------------  ------------------------  -------------------  -------------------
Aggregate Scheduled Principal Balance:(9)                                    $364,583,906         $126,466,730         $998,091,543
Number of Mortgage Loans:                                                           1,272                  916                5,030
Average Scheduled Principal Balance:                                             $286,623             $138,064             $198,428
Weighted Average Gross Interest Rate:                                               8.013%               8.265%               8.152%
Weighted Average Net Interest Rate:(10)                                             7.503%               7.755%               7.642%
Weighted Average Original FICO Score:                                                 627                  644                  622
Weighted Average Combined Original LTV Ratio:(11)                                   81.29%               79.75%               81.38%
Weighted Average Combined Original LTV with Silent Seconds:(11)                     88.67%               82.03%               85.76%
Weighted Average Stated Remaining Term (months):                                      360                  355                  358
Weighted Average Seasoning (months):                                                    1                    1                    1
Weighted Average Months to Roll:(12)                                                   25                  N/A                   26
Weighted Average Gross Margin:(12)                                                  6.014%                 N/A                6.055%
Weighted Average Initial Rate Cap:(12)                                              2.104%                 N/A                2.113%
Weighted Average Periodic Rate Cap:(12)                                             1.356%                 N/A                1.366%
Weighted Average Gross Maximum Lifetime Rate:(12)                                  14.729%                 N/A               14.901%
Percentage of Mortgage Loans with Silent Seconds:(13)                               31.28%                911%   .            18.46%
Non-Zero Weighted Average Debt to Income Ratio at Origination:                      42.25%               41.45%               41.91%
Percentage of Mortgage Loans with Mortgage Insurance:                                0.00%                0.00%                0.00%
----------------------------------------------------------------  ------------------------  -------------------  -------------------

(8) All percentages calculated in this table are based on scheduled principal balances unless otherwise noted as of the statistical calculation date.
(9) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(10) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(11) With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property. The combined original LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(12) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(13) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime, first and second lien, adjustable-and fixed-rate residential mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: New Century Capital Corporation (71.91%), Aegis Mortgage Corporation (12.12%), SouthStar Funding, LLC (11.06%) and other originators each representing less than 5% of the total mortgage loan pool.

o Credit support for the certificates will be provided through a senior/subordinate structure, overcollateralization (as further described herein), and excess spread.

o All of the Mortgage Loans will be serviced by Avelo Mortgage, L.L.C ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicer.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA07HE2_TURBO" and on Bloomberg as "GSAMP 07-HE2".


o This transaction will contain a swap agreement with an initial swap notional amount of approximately $933,168,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each distribution date prior to the termination of the swap agreement, the issuing entity will be obligated to pay to the swap provider an amount equal to a per annum rate of [5.00]% (on an actual/360 basis), on the swap notional amount and the issuing entity will be entitled to receive from the swap provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the Interest Rate Cap, on each distribution date commencing in May 2007 and ending in March 2012, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the Interest Rate Cap), over (ii) 6.50%, (y) the cap notional amount as set forth below for that distribution date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. The cap notional amount will amortize in accordance with the attached Interest Rate Cap schedule.

o The offered certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:                  April 20, 2007

Statistical Calculation Date:           February 1, 2007

Cut-off Date:                           March 1, 2007

Expected Pricing Date:                  On or prior to March 29, 2007

First Distribution Date:                April 25, 2007

Key Terms

Offered Certificates:                   Class A and Class M Certificates

Class A Certificates:                   Class A-1 and Class A-2 Certificates

Class A-2 Certificates:                 Class A-2A, Class A-2B, Class A-2C and
                                        Class A-2D Certificates

Class M Certificates:                   Class M-1, Class M-2, Class M-3,
                                        Class M-4, Class M-5, Class M-6,
                                        Class M-7, Class M-8 and Class M-9
                                        Certificates

Non-Offered Certificates:               Residual Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Residual Certificates:                  Class R, Class RC and Class RX
                                        Certificates

LIBOR Certificates:                     Offered Certificates

Depositor:                              GS Mortgage Securities Corp.

Lead Manager:                           Goldman, Sachs & Co.

Servicer:                               Avelo Mortgage, L.L.C. is expected to
                                        service the Mortgage Loans in this deal
                                        once the servicing transfers are
                                        completed. As of the closing date,
                                        approximately 72.47% of the Mortgage
                                        Loans will be serviced by interim
                                        servicers. Although the transfer of
                                        servicing with respect to those Mortgage
                                        Loans is scheduled to occur by April 18, 2007, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                                LaSalle Bank National Association

Master Servicer and Securities
  Administrator:                        Wells Fargo Bank, N.A.

Custodians:                             Deutsche Bank National Trust Company
                                        (72.89%), U.S. Bank National Association
                                        (27.11%)

Swap and Cap Provider:                  Goldman Sachs Mitsui Marine Derivative
                                        Products, L.P.

Servicing Fee Rate:                     50 bps

Master Servicing Fee Rate:              Approximately 1 bp

Expense Fee:                            The aggregate of the Servicing Fee at
                                        the Servicing Fee Rate and the Master
                                        Servicing Fee at the Master Servicing
                                        Fee Rate

Expense Fee Rate:                       The Servicing Fee Rate and the Master
                                        Servicing Fee Rate

Distribution Date:                      25th day of the month or the following
                                        business day

Record Date:                            For any Distribution Date, the last
                                        business day of the Interest Accrual
                                        Period (as defined below)

Delay Days:                             0 day delay on all LIBOR Certificates

Prepayment Period:                      The calendar month prior to the
                                        Distribution Date

Due Period:                             The period commencing on the second day
                                        of the calendar month preceding the
                                        month in which the Distribution Date
                                        occurs and ending on the first day of
                                        the calendar month in which Distribution
                                        Date occurs.

Day Count:                              Actual/360 basis

Interest Accrual Period:                From the prior Distribution Date to the
                                        day prior to the current Distribution
                                        Date (except for the initial Interest
                                        Accrual Period for which interest will
                                        accrue from the Closing Date).

Pricing Prepayment Assumption:          Adjustable-rate Mortgage Loans: CPR
                                        starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                        Fixed-rate Mortgage Loans: CPR starting
                                        at 5% CPR in the first month of the
                                        mortgage loan (i.e. loan age) and
                                        increasing to 24% CPR in month 12 (an
                                        approximate 1.727% increase per month),
                                        and remaining at 24% CPR thereafter.

Mortgage Loans:                         The issuing entity will consist of
                                        subprime, first and second lien,
                                        adjustable-and fixed-rate residential
                                        mortgage loans.

Group I Mortgage Loans:                 Approximately $507,040,906 of Mortgage
                                        Loans with original principal balances
                                        as of the Statistical Calculation Date
                                        that conform to the original principal
                                        balance limits for one-to four-

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                        family residential mortgage loan
                                        guidelines set by Fannie Mae or Freddie
                                        Mac.

Group II Mortgage Loans:                Approximately $491,050,636 of Mortgage
                                        Loans with original principal balances
                                        as of the Statistical Calculation Date
                                        that may or may not conform to the
                                        original principal balance limits for
                                        one-to four-family residential mortgage
                                        loan guidelines set by Fannie Mae or
                                        Freddie Mac.

Excess Spread:                          The initial weighted average net
                                        interest rate of the Mortgage Loans will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage
                                        Loan balances as of the Statistical
                                        Calculation Date, rolled one month
                                        forward using 10% CPR:

                                        Initial Gross WAC:(1)                  8.1516%
                                            Less Fees & Expenses:(2)           0.5100%
                                                                              ---------
                                        Net WAC:(1)                            7.6416%
                                            Less Initial LIBOR Certificate
                                              Interest Rate (Approx.):(3)      5.5770%
                                            Plus Initial Net Swap Inflow:(3)   0.3019%
                                                                              ---------
                                        Initial Excess Spread:(1)              2.3665%

                                        (1)    This amount will vary on each
                                               Distribution Date based on
                                               changes to the weighted average
                                               of the interest rates on the
                                               Mortgage Loans as well as any
                                               changes in day count.
                                        (2)    Assumes a fee of 51 bps.
                                        (3)    Assumes 1-month LIBOR equal to
                                               5.32%, initial marketing spreads
                                               and a 30-day month. This amount
                                               will vary on each Distribution
                                               Date based on changes to the
                                               weighted average of the
                                               pass-through rates on the LIBOR
                                               Certificates as well as any
                                               changes in day count.

Servicer Advancing:                     Yes, as to principal and interest,
                                        subject to recoverability

Compensating Interest:                  The Servicer will pay compensating
                                        interest equal to the lesser of (A) the
                                        aggregate of the prepayment interest
                                        shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                        Mortgage Loans during the related
                                        Prepayment Period and (B) one-half of
                                        the applicable Servicing Fee received
                                        for the related Distribution Date.

Optional Clean-up Call:                 The transaction has a 10% optional
                                        clean-up call.

Rating Agencies:                        Standard & Poor's Ratings Services, a
                                        division of The McGraw-Hill Companies,
                                        Inc. and Moody's Investors Service, Inc.
                                        will rate all of the Offered
                                        Certificates.

Minimum Denomination:                   $25,000 with regard to each of the
                                        Offered Certificates

Legal Investment:                       It is anticipated that the Offered
                                        Certificates will not be SMMEA eligible.

ERISA Eligible:                         Underwriter's exemption is expected to
                                        apply to the Offered Certificates.
                                        However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                          Portions of the issuing entity will be
                                        treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                        The Offered Certificates will represent
                                        regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.

                                        The discussion contained in this term
                                        sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances from an independent tax advisor.

Registration Statement and Prospectus:  This term sheet does not contain all information that is required to be
                                        included in a registration statement, or in a base prospectus and prospectus supplement.

                                        The Depositor has filed a registration
                                        statement (including the base
                                        Prospectus) with the SEC for the
                                        offering to which this communication
                                        relates. Before you invest, you should
                                        read the base Prospectus in the
                                        registration statement and other
                                        documents the Depositor has filed with

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                        the SEC for more complete information
                                        about the Depositor, the issuing entity
                                        and this offering. You may get these
                                        documents for free by visiting EDGAR on
                                        the SEC website at www.sec.gov.
                                        Alternatively, the Depositor or Goldman,
                                        Sachs & Co., the underwriter for this
                                        offering, will arrange to send you the
                                        base Prospectus if you request it by
                                        calling toll-free 1-800-323-5678.

                                        The registration statement referred to
                                        above (including the base Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/data/
                                        807641/000091412107000012/
                                        gs6377900-s3.txt

Risk Factors:                           PLEASE SEE "RISK FACTORS" IN THE
                                        PROSPECTUS INCLUDED IN THE REGISTRATION
                                        STATEMENT FOR A DESCRIPTION OF
                                        INFORMATION THAT SHOULD BE CONSIDERED IN
                                        CONNECTION WITH AN INVESTMENT IN THE
                                        OFFERED CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) overcollateralization (in an initial amount equal to 3.45% as further adjusted according to the criteria below), and (3) subordination of distributions on the more subordinate classes of LIBOR Certificates to the required distributions on the more senior classes of LIBOR Certificates.

Overcollateralization Target Amount. Prior to the Stepdown Date, the sum of (x) 3.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date and (y) the Class M-9 Turbo Amount. On and after the Stepdown Date, so long as a Trigger Event is not in effect, the overcollateralization will equal the sum of (x) 6.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) the Class M-9 Turbo Amount, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate LIBOR Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Class M-9 Turbo Amount. The aggregate amount allocated to the Class M-9 Certificates under clause (vi) of "Allocation of Net Monthly Excess Cashflow" below.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 53.30%.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

-----------  ---------------------------  --------------------------
                  Initial Credit
   Class      Enhancement Percentage(1)    Stepdown Date Percentage
-----------  ---------------------------  --------------------------
     A                 26.65%                       53.30%
-----------  ---------------------------  --------------------------
    M-1                22.50%                       45.00%
-----------  ---------------------------  --------------------------
    M-2                18.55%                       37.10%
-----------  ---------------------------  --------------------------
    M-3                16.15%                       32.30%
-----------  ---------------------------  --------------------------
    M-4                14.10%                       28.20%
-----------  ---------------------------  --------------------------
    M-5                12.25%                       24.50%
-----------  ---------------------------  --------------------------
    M-6                10.55%                       21.10%
-----------  ---------------------------  --------------------------
    M-7                 8.80%                       17.60%
-----------  ---------------------------  --------------------------
    M-8                 7.20%                       14.40%
-----------  ---------------------------  --------------------------
    M-9                 3.45%                      N/A(2)
-----------  ---------------------------  --------------------------

(1)   Includes initial overcollateralization percentage.

(2) Stepdown Date Percentage for the Class M-9 Certificates will equal the sum of (x) 6.90% and (y) (i) the Class M-9 Turbo Amount divided by (ii) the aggregate scheduled balance of the Mortgage Loans as of the last day of the related Due Period.

Trigger Event.  To be determined.

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Pass-Through Rates. For all LIBOR Certificates the pass-through rate will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the issuing entity and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the issuing entity, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the issuing entity, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 46.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 55.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), and (C) the aggregate class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the aggregate class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the aggregate class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the aggregate class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the aggregate class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the aggregate class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date) and (H) the aggregate class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the aggregate class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (H) the aggregate class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the aggregate class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the aggregate class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (H) the aggregate class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the aggregate class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the aggregate class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall; and

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

(A) On each Distribution Date (1) prior to the Stepdown Date or (2) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

(B) On each Distribution Date (1) on or after the Stepdown Date and (2) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates any Basis Risk Carry Forward Amount for such classes,

      (iv)  certain swap termination payments to the Supplemental Interest
            Trust,

      (v) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            M-6, Class M-7, Class M-8 and Class M-9 Certificates, the lesser of
            (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero,

      (vi) to the Class M-9 Certificates an amount equal to 100% of any remaining amounts (that would otherwise be distributed to the Class X Certificates) from Net Monthly Excess Cashflows, until the Class M-9 certificate balance has been reduced to zero; and

      (vii) to the holders of the Class X Certificates, any remaining amounts.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the class certificate balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (A) above under the subheading "Principal Distributions on the Certificates" above will be included as part of the distributions pursuant to clause (B) above under the subheading "Principal Distributions on the Certificates" above.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the issuing entity from the Interest Rate Cap. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M Certificates will be reduced, in inverse order of seniority (beginning with the Class M-9 Certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)

------------------------  ----------------  ----------------  ----------------  ----------------  -----------------
Product                      No Penalty        1-12 Months      13-24 Months      25-36 Months          Total
------------------------  ----------------  ----------------  ----------------  ----------------  -----------------
2 YR ARM                      $35,710,108       $11,048,670       $99,717,888        $1,104,976       $147,581,642
2 YR ARM 40/40                  1,543,489                 0         1,705,993                 0          3,249,482
2 YR ARM BALLOON 40/30         69,426,214         7,239,079       140,601,176                 0        217,266,469
2 YR ARM BALLOON 45/30          1,326,930                 0         3,395,255           357,000          5,079,185
2 YR ARM BALLOON 50/30         21,326,053         4,754,302        65,095,720           791,493         91,967,568
2 YR ARM IO                    30,218,589        12,913,122       104,176,046           456,910        147,764,668
3 YR ARM                       13,621,717         2,535,763         1,128,135        13,581,178         30,866,793
3 YR ARM 40/40                          0                 0                 0           201,500            201,500
3 YR ARM BALLOON 40/30         13,867,821         5,824,417         2,187,733        22,331,007         44,210,978
3 YR ARM BALLOON 50/30          1,990,150           621,155           208,800         9,028,538         11,848,643
3 YR ARM IO                     4,028,293         2,715,311         1,555,100        14,525,324         22,824,028
40 YR FIXED                        69,000                 0                 0         1,364,125          1,433,125
5 YR ARM 40/40                    624,379                 0           252,000         2,507,577          3,383,955
5 YR ARM BALLOON 40/30                  0                 0                 0         2,425,789          2,425,789
5 YR ARM BALLOON 45/30                  0                 0                 0           166,968            166,968
5 YR ARM BALLOON 50/30            472,500                 0                 0         1,221,101          1,693,601
5 YR ARM IO                       745,244                 0           203,300         1,859,500          2,808,044
FIXED                          43,023,988         9,664,618        13,628,530        88,324,304        154,641,440
FIXED BALLOON 30/15               357,413            43,400           277,007           316,192            994,012
FIXED BALLOON 40/30             6,227,831         6,367,301         1,408,520        33,301,618         47,305,270
FIXED BALLOON 45/30                     0                 0                 0           646,448            646,448
FIXED BALLOON 50/30             3,475,312         4,472,540         1,072,908        28,967,682         37,988,441
FIXED IO                        1,997,896         5,568,663                 0        14,176,935         21,743,494
------------------------  ----------------  ----------------  ----------------  ----------------  -----------------
Total:                       $250,052,927       $73,768,341      $436,614,111      $237,656,164       $998,091,543
------------------------  ----------------  ----------------  ----------------  ----------------  -----------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)   Columns may not add due to rounding

Remaining Prepayment Penalty Term by Product Type(1)(2)

------------------------  ------------  ---------------  ----------------  ---------------
Product                    No Penalty     1-12 Months       13-24 Months     25-36 Months
------------------------  ------------  ---------------  ----------------  ---------------
2 YR ARM                         3.58%            1.11%             9.99%            0.11%
2 YR ARM 40/40                   0.15             0.00              0.17             0.00
2 YR ARM BALLOON 40/30           6.96             0.73             14.09             0.00
2 YR ARM BALLOON 45/30           0.13             0.00              0.34             0.04
2 YR ARM BALLOON 50/30           2.14             0.48              6.52             0.08
2 YR ARM IO                      3.03             1.29             10.44             0.05
3 YR ARM                         1.36             0.25              0.11             1.36
3 YR ARM 40/40                   0.00             0.00              0.00             0.02
3 YR ARM BALLOON 40/30           1.39             0.58              0.22             2.24
3 YR ARM BALLOON 50/30           0.20             0.06              0.02             0.90
3 YR ARM IO                      0.40             0.27              0.16             1.46
40 YR FIXED                      0.01             0.00              0.00             0.14
5 YR ARM                         0.06             0.00              0.03             0.25
5 YR ARM BALLOON 40/30           0.00             0.00              0.00             0.24
5 YR ARM BALLOON 45/30           0.00             0.00              0.00             0.02
5 YR ARM BALLOON 50/30           0.05             0.00              0.00             0.12
5 YR ARM IO                      0.07             0.00              0.02             0.19
FIXED                            4.31             0.97              1.37             8.85
FIXED BALLOON 30/15              0.04             0.00              0.03             0.03
FIXED BALLOON 40/30              0.62             0.64              0.14             3.34
FIXED BALLOON 45/30              0.00             0.00              0.00             0.06
FIXED BALLOON 50/30              0.35             0.45              0.11             2.90
FIXED IO                         0.20             0.56              0.00             1.42
------------------------  ------------  ---------------  ----------------  ---------------
Total:                          25.05%            7.39%            43.74%           23.81%
------------------------  ------------  ---------------  ----------------  ---------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)   Columns may not add due to rounding.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on March 22, 2007) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except M-7 (95.4458%), M-8 (88.7383%) and M-9 (95.0932%)
o     Assumes bonds pay on 25th calendar day of the month

------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss           LIBOR Flat                   0% Return
------------------------------------------------------------------------------------------------------------------------
   Class M-1     CDR (%)                                  45.89                       46.02                       47.76
                 Yield (%)                               5.2654                      4.8003                      0.0201
                 WAL                                       2.68                        2.68                        2.59
                 Modified Duration                         2.47                        2.48                        2.46
                 Principal Window                 Dec09 - Dec09               Dec09 - Dec09               Nov09 - Nov09
                 Principal Writedown          24,780.84 (0.06%)          566,041.73 (1.38%)       5,620,223.83 (13.69%)
                 Total Collat Loss      243,454,459.29 (24.61%)     243,954,533.64 (24.67%)     248,182,965.39 (25.09%)
------------------------------------------------------------------------------------------------------------------------
   Class M-2     CDR (%)                                  34.99                       35.14                       36.61
                 Yield (%)                               5.3466                      4.7969                      0.0316
                 WAL                                       3.18                        3.18                        3.08
                 Modified Duration                         2.89                        2.90                        2.88
                 Principal Window                 Jun10 - Jun10               Jun10 - Jun10               May10 - May10
                 Principal Writedown          48,541.58 (0.12%)          779,129.16 (1.99%)       6,444,957.40 (16.50%)
                 Total Collat Loss      210,142,845.71 (21.25%)     210,812,674.50 (21.31%)     215,599,719.12 (21.80%)
------------------------------------------------------------------------------------------------------------------------
   Class M-3     CDR (%)                                  29.42                       29.74                       30.46
                 Yield (%)                               5.5537                      4.7955                      0.0327
                 WAL                                       3.51                        3.43                        3.41
                 Modified Duration                         3.15                        3.10                        3.15
                 Principal Window                 Oct10 - Oct10               Sep10 - Sep10               Sep10 - Sep10
                 Principal Writedown          33,178.88 (0.14%)          696,098.37 (2.93%)       4,507,817.16 (18.99%)
                 Total Collat Loss      189,962,723.09 (19.21%)     190,174,236.16 (19.23%)     193,669,577.25 (19.58%)
------------------------------------------------------------------------------------------------------------------------
   Class M-4     CDR (%)                                  25.28                       25.44                       26.19
                 Yield (%)                               5.9382                      4.8213                      0.0521
                 WAL                                       3.76                        3.76                        3.65
                 Modified Duration                         3.33                        3.34                        3.33
                 Principal Window                 Jan11 - Jan11               Jan11 - Jan11               Dec10 - Dec10
                 Principal Writedown          12,284.19 (0.06%)          937,402.97 (4.62%)       4,373,680.39 (21.57%)
                 Total Collat Loss      172,457,078.74 (17.44%)     173,305,838.09 (17.52%)     176,104,228.60 (17.81%)
------------------------------------------------------------------------------------------------------------------------
   Class M-5     CDR (%)                                  21.87                       22.15                       22.69
                 Yield (%)                               6.1478                      4.8114                      0.0082
                 WAL                                       4.01                        3.93                        3.88
                 Modified Duration                         3.50                        3.45                        3.51
                 Principal Window                 Apr11 - Apr11               Mar11 - Mar11               Mar11 - Mar11
                 Principal Writedown          54,582.42 (0.30%)        1,094,676.02 (5.98%)       4,410,581.56 (24.10%)
                 Total Collat Loss      156,761,259.42 (15.85%)     157,389,205.94 (15.91%)     160,431,239.74 (16.22%)
------------------------------------------------------------------------------------------------------------------------
   Class M-6     CDR (%)                                  19.05                       19.26                       19.82
                 Yield (%)                               6.5772                      4.7694                      0.0095
                 WAL                                       4.18                        4.18                        4.03
                 Modified Duration                         3.59                        3.61                        3.60
                 Principal Window                 Jun11 - Jun11               Jun11 - Jun11               May11 - May11
                 Principal Writedown          41,327.07 (0.25%)        1,424,161.72 (8.47%)       4,486,370.92 (26.68%)
                 Total Collat Loss      141,943,070.75 (14.35%)     143,214,110.23 (14.48%)     145,719,467.27 (14.73%)
------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on March 22, 2007) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except M-7 (95.4458%), M-8 (88.7383%) and M-9 (95.0932%)
o     Assumes bonds pay on 25th calendar day of the month

--------------------------------------------------------------------------------------------------------------------
                                      First Dollar of Loss            LIBOR Flat                 0% Return
--------------------------------------------------------------------------------------------------------------------
  Class M-7    CDR (%)                                 16.30                      16.77                       17.21
               Yield (%)                              8.3387                     4.7618                      0.0428
               WAL                                      4.43                       4.32                        4.21
               Modified Duration                        3.69                       3.66                        3.71
               Principal Window                Sep11 - Sep11              Aug11 - Aug11               Aug11 - Aug11
               Principal Writedown         59,783.33 (0.35%)      2,900,407.97 (16.76%)       5,965,603.31 (34.47%)
               Total Collat Loss     126,983,292.96 (12.84%)    129,298,751.45 (13.07%)     132,099,584.30 (13.36%)
--------------------------------------------------------------------------------------------------------------------
  Class M-8    CDR (%)                                 14.04                      14.56                       14.96
               Yield (%)                             10.2117                     4.7961                      0.0904
               WAL                                      4.60                       4.51                        4.30
               Modified Duration                        3.74                       3.79                        3.77
               Principal Window                Nov11 - Nov11              Nov11 - Nov11               Oct11 - Oct11
               Principal Writedown         76,199.90 (0.48%)      4,020,219.21 (25.40%)       6,591,990.37 (41.66%)
               Total Collat Loss     113,224,423.45 (11.45%)    116,763,467.69 (11.81%)     118,829,882.44 (12.01%)
--------------------------------------------------------------------------------------------------------------------
  Class M-9    CDR (%)                                 11.11                      11.68                       12.19
               Yield (%)                              9.1328                     4.8176                      0.0998
               WAL                                      3.15                       3.02                        2.82
               Modified Duration                        2.50                       2.47                        2.45
               Principal Window                Apr07 - Mar12              Apr07 - Feb12               Apr07 - Jan12
               Principal Writedown         16,980.55 (0.05%)      5,101,973.23 (13.76%)       9,216,476.10 (24.85%)
               Total Collat Loss       94,459,856.73 (9.55%)      98,178,476.10 (9.93%)     101,367,015.72 (10.25%)
--------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Optional Clean-up Call is not exercised

                                 ----------------------------------------------------------------------------------
                                     50 PPA       75 PPA      100 PPA       125 PPA        150 PPA       175 PPA
-------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                     4.46         3.02         2.14          1.35          1.15           1.02
              First Prin Pay            1           1            1             1              1             1
              Last Prin Pay            329         241          180            35            28             25
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                     1.73         1.25         1.00          0.83          0.71           0.62
              First Prin Pay            1           1            1             1              1             1
              Last Prin Pay            42           28           23            19            16             14
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                     3.95         2.60         2.00          1.73          1.46           1.25
              First Prin Pay           42           28           23            19            16             14
              Last Prin Pay            58           36           27            23            20             18
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                     7.61         5.01         3.00          2.09          1.86           1.64
              First Prin Pay           58           36           27            23            20             18
              Last Prin Pay            143          95           69            30            25             23
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                     16.84       11.40         8.34          2.63          2.12           1.95
              First Prin Pay           143          95           69            30            25             23
              Last Prin Pay            329         241          180            35            28             25
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                     9.62         6.42         5.47          7.47          5.96           4.94
              First Prin Pay           51           39           50            66            53             44
              Last Prin Pay            301         213          158           141            113            94
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                     9.60         6.40         5.19          5.22          4.16           3.48
              First Prin Pay           51           38           46            53            42             36
              Last Prin Pay            293         205          152           118            95             78
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                     9.58         6.38         5.05          4.68          3.73           3.14
              First Prin Pay           51           38           44            48            39             33
              Last Prin Pay            282         197          145           113            90             75
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                     9.56         6.37         4.98          4.45          3.55           3.00
              First Prin Pay           51           37           42            45            36             31
              Last Prin Pay            275         190          140           109            87             72
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                     9.54         6.34         4.92          4.30          3.43           2.91
              First Prin Pay           51           37           41            43            35             30
              Last Prin Pay            267         184          136           105            84             70
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                     9.51         6.32         4.88          4.20          3.34           2.84
              First Prin Pay           51           37           40            41            33             29
              Last Prin Pay            259         178          131           101            81             67
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                     9.47         6.29         4.83          4.10          3.27           2.77
              First Prin Pay           51           37           39            40            32             28
              Last Prin Pay            251         171          126            97            78             64
-------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Optional Clean-up Call is not exercised

                                 ----------------------------------------------------------------------------------
                                     50 PPA       75 PPA       100 PPA      125 PPA        150 PPA       175 PPA
-------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                     9.42         6.25          4.77         4.01          3.20           2.72
              First Prin Pay           51           37            39           39            31             27
              Last Prin Pay            240         163           119           92            74             61
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                     0.74         0.76          0.78         0.81          0.85           0.89
              First Prin Pay            1           1             1            1              1             1
              Last Prin Pay            21           22            23           25            27             25
-------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Clean Up Call is exercised on the first date possible

                                 ----------------------------------------------------------------------------------
                                     50 PPA       75 PPA       100 PPA      125 PPA        150 PPA       175 PPA
-------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                     4.15         2.80          1.97         1.35          1.15           1.02
              First Prin Pay            1           1             1            1              1             1
              Last Prin Pay            159         106            77           35            28             25
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                     1.73         1.25          1.00         0.83          0.71           0.62
              First Prin Pay            1           1             1            1              1             1
              Last Prin Pay            42           28            23           19            16             14
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                     3.95         2.60          2.00         1.73          1.46           1.25
              First Prin Pay           42           28            23           19            16             14
              Last Prin Pay            58           36            27           23            20             18
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                     7.61         5.01          3.00         2.09          1.86           1.64
              First Prin Pay           58           36            27           23            20             18
              Last Prin Pay            143          95            69           30            25             23
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                     13.04        8.66          6.27         2.63          2.12           1.95
              First Prin Pay           143          95            69           30            25             23
              Last Prin Pay            159         106            77           35            28             25
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                     8.67         5.75          4.96         4.85          3.85           3.26
              First Prin Pay           51           39            50           59            47             40
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                     8.67         5.74          4.70         4.73          3.76           3.18
              First Prin Pay           51           38            46           53            42             36
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                     8.67         5.74          4.57         4.30          3.42           2.90
              First Prin Pay           51           38            44           48            39             33
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                     8.67         5.74          4.51         4.09          3.25           2.77
              First Prin Pay           51           37            42           45            36             31
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                     8.67         5.74          4.47         3.95          3.15           2.68
              First Prin Pay           51           37            41           43            35             30
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                     8.67         5.74          4.44         3.85          3.06           2.62
              First Prin Pay           51           37            40           41            33             29
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                     8.67         5.74          4.42         3.77          3.00           2.57
              First Prin Pay           51           37            39           40            32             28
              Last Prin Pay            159         106            77           59            47             40
-------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Clean Up Call is exercised on the first date possible

                                 ----------------------------------------------------------------------------------
                                     50 PPA       75 PPA       100 PPA      125 PPA       150 PPA        175 PPA
-------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                     8.67         5.74          4.39         3.71          2.96          2.53
              First Prin Pay           51           37            39           39            31            27
              Last Prin Pay           159           106           77           59            47            40
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                     0.74         0.76          0.78         0.81          0.85          0.89
              First Prin Pay           1             1            1            1             1              1
              Last Prin Pay            21           22            23           25            27            25
-------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of close on March 22, 2007, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

            Distribution       Excess                     Distribution         Excess                   Distribution      Excess
Period          Date         Spread (%)      Period          Date            Spread (%)     Period          Date        Spread (%)
------      ------------     ----------      ------       ------------       ----------     ------      ------------    ----------
  1            Apr-07           6.76           49           Apr-11              4.39           97          Apr-15          3.53
  2            May-07           2.41           50           May-11              4.54           98          May-15          3.70
  3            Jun-07           2.24           51           Jun-11              4.37           99          Jun-15          3.50
  4            Jul-07           2.43           52           Jul-11              4.52          100          Jul-15          3.67
  5            Aug-07           2.27           53           Aug-11              4.38          101          Aug-15          3.48
  6            Sep-07           2.28           54           Sep-11              4.37          102          Sep-15          3.47
  7            Oct-07           2.47           55           Oct-11              4.52          103          Oct-15          3.64
  8            Nov-07           2.32           56           Nov-11              4.35          104          Nov-15          3.44
  9            Dec-07           2.51           57           Dec-11              4.50          105          Dec-15          3.61
  10           Jan-08           2.36           58           Jan-12              4.33          106          Jan-16          3.41
  11           Feb-08           2.39           59           Feb-12              4.35          107          Feb-16          3.41
  12           Mar-08           2.75           60           Mar-12              4.67          108          Mar-16          3.76
  13           Apr-08           2.44           61           Apr-12              4.34          109          Apr-16          3.39
  14           May-08           2.64           62           May-12              4.48          110          May-16          3.55
  15           Jun-08           2.50           63           Jun-12              4.30          111          Jun-16          3.35
  16           Jul-08           2.70           64           Jul-12              4.45          112          Jul-16          3.52
  17           Aug-08           2.57           65           Aug-12              4.29          113          Aug-16          3.33
  18           Sep-08           2.60           66           Sep-12              4.28          114          Sep-16          3.36
  19           Oct-08           2.78           67           Oct-12              4.42          115          Oct-16          3.57
  20           Nov-08           2.66           68           Nov-12              4.25          116          Nov-16          3.42
  21           Dec-08           2.84           69           Dec-12              4.39          117          Dec-16          3.62
  22           Jan-09           2.71           70           Jan-13              4.21          118          Jan-17          3.47
  23           Feb-09           3.68           71           Feb-13              4.22          119          Feb-17          3.51
  24           Mar-09           4.38           72           Mar-13              4.70          120          Mar-17          4.07
  25           Apr-09           3.92           73           Apr-13              4.19
  26           May-09           4.09           74           May-13              4.34
  27           Jun-09           3.95           75           Jun-13              4.16
  28           Jul-09           4.10           76           Jul-13              4.31
  29           Aug-09           4.24           77           Aug-13              4.15
  30           Sep-09           4.30           78           Sep-13              3.78
  31           Oct-09           4.45           79           Oct-13              3.93
  32           Nov-09           4.31           80           Nov-13              3.74
  33           Dec-09           4.48           81           Dec-13              3.90
  34           Jan-10           4.36           82           Jan-14              3.71
  35           Feb-10           4.58           83           Feb-14              3.71
  36           Mar-10           5.08           84           Mar-14              4.24
  37           Apr-10           4.62           85           Apr-14              3.68
  38           May-10           4.63           86           May-14              3.85
  39           Jun-10           4.31           87           Jun-14              3.65
  40           Jul-10           4.43           88           Jul-14              3.82
  41           Aug-10           4.36           89           Aug-14              3.64
  42           Sep-10           4.38           90           Sep-14              3.63
  43           Oct-10           4.54           91           Oct-14              3.79
  44           Nov-10           4.39           92           Nov-14              3.59
  45           Dec-10           4.54           93           Dec-14              3.76
  46           Jan-11           4.38           94           Jan-15              3.56
  47           Feb-11           4.40           95           Feb-15              3.56
  48           Mar-11           4.88           96           Mar-15              4.09

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution     WAC     Loan Group I   Loan Group II            Distribution     WAC     Loan Group I   Loan Group II
Period       Date       Cap (%)     Cap (%)         Cap (%)      Period       Date       Cap (%)     Cap (%)         Cap (%)
------   ------------   -------   ------------   -------------   ------   ------------   -------   ------------   -------------
1           Apr-07        60.00          60.43           59.56       49      Apr-11        19.32          19.28           19.35
2           May-07        21.75          21.82           21.68       50      May-11        19.60          19.56           19.63
3           Jun-07        21.45          21.52           21.38       51      Jun-11        19.13          19.10           19.17
4           Jul-07        21.64          21.71           21.56       52      Jul-11        19.42          19.39           19.46
5           Aug-07        21.31          21.38           21.24       53      Aug-11        19.04          19.02           19.06
6           Sep-07        21.22          21.29           21.15       54      Sep-11        18.96          18.94           18.97
7           Oct-07        21.37          21.44           21.29       55      Oct-11        19.24          19.22           19.26
8           Nov-07        21.01          21.07           20.93       56      Nov-11        18.77          18.76           18.79
9           Dec-07        21.12          21.19           21.05       57      Dec-11        19.06          19.04           19.08
10          Jan-08        20.73          20.79           20.66       58      Jan-12        18.60          18.58           18.62
11          Feb-08        20.56          20.63           20.50       59      Feb-12        18.54          18.53           18.56
12          Mar-08        20.91          20.98           20.84       60      Mar-12        19.24          19.22           19.26
13          Apr-08        20.24          20.30           20.17       61      Apr-12        11.11          11.09           11.14
14          May-08        20.32          20.39           20.25       62      May-12        11.46          11.44           11.49
15          Jun-08        19.91          19.98           19.84       63      Jun-12        11.07          11.05           11.10
16          Jul-08        19.99          20.06           19.92       64      Jul-12        11.42          11.40           11.45
17          Aug-08        19.59          19.65           19.52       65      Aug-12        11.04          11.01           11.06
18          Sep-08        19.43          19.49           19.36       66      Sep-12        11.02          10.99           11.05
19          Oct-08        19.51          19.58           19.44       67      Oct-12        11.37          11.34           11.40
20          Nov-08        19.10          19.17           19.04       68      Nov-12        10.98          10.95           11.02
21          Dec-08        19.19          19.26           19.12       69      Dec-12        11.33          11.30           11.36
22          Jan-09        18.80          18.86           18.73       70      Jan-13        10.94          10.91           10.98
23          Feb-09        19.57          19.69           19.44       71      Feb-13        10.93          10.89           10.96
24          Mar-09        20.28          20.29           20.27       72      Mar-13        12.08          12.04           12.12
25          Apr-09        18.89          18.89           18.88       73      Apr-13        10.89          10.85           10.93
26          May-09        18.72          18.72           18.72       74      May-13        11.23          11.19           11.28
27          Jun-09        18.20          18.20           18.20       75      Jun-13        10.85          10.81           10.89
28          Jul-09        18.31          18.31           18.31       76      Jul-13        11.19          11.15           11.24
29          Aug-09        18.49          18.53           18.44       77      Aug-13        10.81          10.77           10.86
30          Sep-09        18.48          18.45           18.51       78      Sep-13        10.80          10.75           10.85
31          Oct-09        18.64          18.61           18.67       79      Oct-13        11.14          11.09           11.19
32          Nov-09        18.15          18.12           18.19       80      Nov-13        10.76          10.71           10.81
33          Dec-09        18.29          18.26           18.32       81      Dec-13        11.10          11.05           11.15
34          Jan-10        17.84          17.81           17.88       82      Jan-14        10.72          10.67           10.77
35          Feb-10        18.44          18.49           18.39       83      Feb-14        10.70          10.65           10.75
36          Mar-10        19.80          19.77           19.82       84      Mar-14        11.83          11.77           11.89
37          Apr-10        18.93          18.91           18.96       85      Apr-14        10.66          10.61           10.72
38          May-10        19.51          19.49           19.53       86      May-14        11.00          10.94           11.06
39          Jun-10        19.10          19.08           19.13       87      Jun-14        10.62          10.57           10.68
40          Jul-10        19.36          19.34           19.39       88      Jul-14        10.96          10.90           11.02
41          Aug-10        19.59          19.63           19.55       89      Aug-14        10.58          10.53           10.64
42          Sep-10        19.63          19.60           19.66       90      Sep-14        10.56          10.51           10.63
43          Oct-10        19.89          19.86           19.92       91      Oct-14        10.90          10.83           10.96
44          Nov-10        19.42          19.39           19.46       92      Nov-14        10.52          10.46           10.59
45          Dec-10        19.69          19.66           19.72       93      Dec-14        10.85          10.79           10.92
46          Jan-11        19.25          19.21           19.28       94      Jan-15        10.48          10.42           10.55
47          Feb-11        19.44          19.44           19.44       95      Feb-15        10.46          10.40           10.53
48          Mar-11        20.62          20.58           20.65       96      Mar-15        11.56          11.49           11.64

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

            Distribution        WAC        Loan Group I     Loan Group II
Period          Date          Cap (%)       Cap (%)           Cap (%)
------      ------------      -------      ------------     -------------
  97           Apr-15          10.42          10.36             10.49
  98           May-15          10.75          10.68             10.82
  99           Jun-15          10.39          10.32             10.45
  100          Jul-15          10.71          10.64             10.78
  101          Aug-15          10.35          10.28             10.42
  102          Sep-15          10.33          10.26             10.40
  103          Oct-15          10.65          10.58             10.73
  104          Nov-15          10.29          10.22             10.36
  105          Dec-15          10.61          10.53             10.69
  106          Jan-16          10.25          10.17             10.32
  107          Feb-16          10.23          10.15             10.30
  108          Mar-16          10.91          10.83             11.00
  109          Apr-16          10.19          10.11             10.27
  110          May-16          10.51          10.43             10.59
  111          Jun-16          10.15          10.07             10.23
  112          Jul-16          10.47          10.39             10.55
  113          Aug-16          10.11          10.03             10.19
  114          Sep-16          10.09          10.01             10.18
  115          Oct-16          10.41          10.33             10.50
  116          Nov-16          10.05          9.97              10.14
  117          Dec-16          10.37          10.28             10.46
  118          Jan-17          10.02          9.93              10.10
  119          Feb-17          10.00          9.91              10.08
  120          Mar-17          11.05          10.95             11.14

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $933,168,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the issuing entity will be obligated to pay an amount equal to a per annum rate of [5.00]% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the issuing entity will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule

Period   Distribution Date    Swap Notional Amount ($)    Period      Distribution Date     Swap Notional Amount ($)
------   -----------------    ------------------------    ------      -----------------     ------------------------
1             Apr-07                 933,168,000            38             May-10                 143,540,134
2             May-07                 920,965,770            39             Jun-10                 136,417,001
3             Jun-07                 905,892,726            40             Jul-10                 129,666,181
4             Jul-07                 887,971,736            41             Aug-10                 123,267,395
5             Aug-07                 867,248,429            42             Sep-10                 117,201,614
6             Sep-07                 843,795,975            43             Oct-10                 111,450,534
7             Oct-07                 817,711,304            44             Nov-10                 105,997,067
8             Nov-07                 789,116,319            45             Dec-10                 100,825,098
9             Dec-07                 758,161,576            46             Jan-11                  95,919,417
10            Jan-08                 725,030,801            47             Feb-11                  91,265,667
11            Feb-08                 690,046,825            48             Mar-11                  86,850,299
12            Mar-08                 656,046,781            49             Apr-11                  82,660,504
13            Apr-08                 623,615,801            50             May-11                  78,684,195
14            May-08                 592,680,696            51             Jun-11                  74,909,958
15            Jun-08                 563,156,198            52             Jul-11                  71,327,013
16            Jul-08                 534,994,405            53             Aug-11                  67,925,177
17            Aug-08                 508,131,496            54             Sep-11                  64,694,828
18            Sep-08                 482,487,935            55             Oct-11                  61,626,883
19            Oct-08                 458,016,311            56             Nov-11                  58,712,757
20            Nov-08                 434,668,843            57             Dec-11                  55,944,307
21            Dec-08                 412,387,765            58             Jan-12                  53,313,890
22            Jan-09                 391,020,515            59             Feb-12                  50,813,415
23            Feb-09                 369,777,420            60             Mar-12                  48,432,192
24            Mar-09                 327,250,180
25            Apr-09                 285,106,649
26            May-09                 249,097,131
27            Jun-09                 230,137,652
28            Jul-09                 215,507,109
29            Aug-09                 209,183,000
30            Sep-09                 209,183,000
31            Oct-09                 205,819,959
32            Nov-09                 195,406,137
33            Dec-09                 185,545,793
34            Jan-10                 176,208,382
35            Feb-10                 167,365,379
36            Mar-10                 158,990,729
37            Apr-10                 151,057,102

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of 60 months. The Interest Rate Cap notional amount will amortize according to the schedule below.

                         The Interest Rate Cap Schedule

                             Interest Rate Cap Notional                                Interest Rate Cap Notional
Period   Distribution Date           Amount ($)           Period   Distribution Date           Amount ($)
------   -----------------   --------------------------   ------   -----------------   --------------------------
1             Apr-07                                  0       38        May-10                         65,642,866
2             May-07                          2,097,044       39        Jun-10                         65,158,236
3             Jun-07                          4,711,136       40        Jul-10                         63,839,615
4             Jul-07                          7,837,218       41        Aug-10                         62,505,755
5             Aug-07                         11,462,560       42        Sep-10                         61,161,393
6             Sep-07                         15,565,802       43        Oct-10                         59,810,585
7             Oct-07                         20,117,778       44        Nov-10                         58,457,115
8             Nov-07                         25,081,144       45        Dec-10                         57,104,407
9             Dec-07                         30,409,573       46        Jan-11                         55,755,543
10            Jan-08                         36,046,864       47        Feb-11                         54,413,289
11            Feb-08                         41,904,704       48        Mar-11                         53,080,128
12            Mar-08                         47,351,695       49        Apr-11                         51,758,258
13            Apr-08                         52,275,016       50        May-11                         50,449,639
14            May-08                         56,709,232       51        Jun-11                         49,156,003
15            Jun-08                         60,689,529       52        Jul-11                         47,878,877
16            Jul-08                         64,242,820       53        Aug-11                         46,619,592
17            Aug-08                         67,398,228       54        Sep-11                         45,379,301
18            Sep-08                         70,186,689       55        Oct-11                         44,159,007
19            Oct-08                         72,630,703       56        Nov-11                         42,959,561
20            Nov-08                         74,753,119       57        Dec-11                         41,781,660
21            Dec-08                         76,578,948       58        Jan-12                         40,625,907
22            Jan-09                         78,141,739       59        Feb-12                         39,492,344
23            Feb-09                         79,551,839       60        Mar-12                         38,377,615
24            Mar-09                         83,501,062
25            Apr-09                         86,339,010
26            May-09                         87,465,920
27            Jun-09                         87,199,795
28            Jul-09                         86,566,981
29            Aug-09                         78,276,315
30            Sep-09                         64,286,928
31            Oct-09                         54,254,002
32            Nov-09                         51,838,442
33            Dec-09                         49,411,276
34            Jan-10                         46,979,529
35            Feb-10                         44,549,757
36            Mar-10                         50,192,271
37            Apr-10                         58,125,898

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                       The Mortgage Loans - All Collateral

 Aggregate Scheduled Principal Balance:(2)                          $998,091,543
 Number of Mortgage Loans:                                                 5,030
 Average Scheduled Principal Balance:                                   $198,428
 Weighted Average Gross Interest Rate:                                    8.152%
 Weighted Average Net Interest Rate:(3)                                   7.642%
 Weighted Average Original FICO Score:                                       622
 Weighted Average Combined Original LTV:(4)                               81.38%
 Weighted Average Combined Original LTV with Silent Seconds:(4)           85.76%
 Weighted Average Stated Remaining Term (months):                            358
 Weighted Average Seasoning (months):                                          1
 Weighted Average Months to Roll:(5)                                          26
 Weighted Average Gross Margin:(5)                                        6.055%
 Weighted Average Initial Rate Cap:(5)                                    2.113%
 Weighted Average Periodic Rate Cap:(5)                                   1.366%
 Weighted Average Gross Maximum Lifetime Rate:(5)                        14.901%
 Percentage of Mortgage Loans with Silent Seconds:(6)                     18.46%
 Non-Zero Weighted Average Debt to Income Ratio at Origination:           41.91%
 Percentage of Mortgage Loans with Mortgage Insurance:                     0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(4) With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution by Current Principal Balance

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Current                 Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Principal                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Balance                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
$50,000 & Below            517   $17,279,526       1.73%    10.656%       647     $33,423     96.07%   96.07%   66.97%     88.35%
$50,001 - $75,000          433    27,424,994       2.75      9.854        618      63,337     83.19    84.47    67.78      79.61
$75,001 - $100,000         463    40,411,583       4.05      9.242        609      87,282     80.84    83.91    68.93      88.87
$100,001 - $125,000        448    50,619,571       5.07      8.893        608     112,990     81.87    85.41    70.53      87.83
$125,001 - $150,000        423    58,206,099       5.83      8.649        610     137,603     80.71    84.70    74.96      92.17
$150,001 - $200,000        775   135,623,329      13.59      8.215        614     174,998     80.27    84.18    68.77      89.19
$200,001 - $250,000        584   130,748,863      13.10      8.026        614     223,885     80.54    84.67    64.19      91.51
$250,001 - $300,000        363    99,582,752       9.98      8.007        611     274,333     81.42    85.28    63.29      92.98
$300,001 - $350,000        289    93,808,283       9.40      7.849        625     324,596     80.25    85.21    59.11      90.50
$350,001 - $400,000        241    89,831,279       9.00      7.694        626     372,744     81.09    86.29    58.65      92.93
$400,001 - $450,000        174    74,203,001       7.43      7.561        630     426,454     81.64    87.39    58.69      97.64
$450,001 - $500,000        131    62,361,769       6.25      7.567        626     476,044     80.79    86.30    54.15      92.31
$500,001 - $550,000         60    31,552,624       3.16      7.745        647     525,877     81.54    90.15    44.95      93.42
$550,001 - $600,000         43    24,806,422       2.49      7.785        650     576,894     83.02    88.10    50.97      93.00
$600,001 & Above            86    61,631,445       6.17      8.044        651     716,645     82.94    86.96    46.72      97.50
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Current Rate

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Current Rate            Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
5.000 - 5.499%               4      $895,998       0.09%     5.329%       710    $224,000     60.74%   64.66%   80.37%    100.00%
5.500 - 5.999%              69    22,174,934       2.22      5.802        669     321,376     75.33    80.75    89.50      98.59
6.000 - 6.499%             218    62,338,717       6.25      6.268        657     285,957     76.35    80.07    86.68      97.81
6.500 - 6.999%             512   142,588,909      14.29      6.763        647     278,494     78.17    83.58    79.56      97.71
7.000 - 7.499%             457   117,669,795      11.79      7.268        630     257,483     78.85    86.92    67.50      97.38
7.500 - 7.999%             699   165,144,529      16.55      7.759        630     236,258     80.80    86.94    62.31      92.86
8.000 - 8.499%             532   123,804,725      12.40      8.251        616     232,716     81.05    85.83    56.08      90.88
8.500 - 8.999%             644   126,759,116      12.70      8.738        604     196,831     83.15    86.24    55.07      86.46
9.000 - 9.499%             378    66,479,428       6.66      9.245        591     175,872     83.06    84.89    52.42      86.60
9.500 - 9.999%             595    81,548,810       8.17      9.730        590     137,057     85.24    86.68    47.87      82.89
10.000% & Above            922    88,686,582       8.89     10.979        606      96,189     89.38    90.07    39.63      86.95
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Credit Score

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Credit                    of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Score                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
740 & Above                127   $28,547,195       2.86%     7.455%       766    $224,781     79.56%   86.88%   41.40%     79.99%
720 - 739                   92    18,315,962       1.84      7.660        729     199,087     81.27    89.21    36.69      88.73
700 - 719                  158    37,867,210       3.79      7.526        709     239,666     81.05    87.58    46.44      87.07
680 - 699                  240    51,453,319       5.16      7.603        688     214,389     82.71    90.61    42.64      86.17
660 - 679                  476    91,319,783       9.15      7.805        668     191,848     82.84    90.02    48.38      85.89
640 - 659                  740   148,179,667      14.85      7.886        649     200,243     83.06    91.07    49.36      88.73
620 - 639                  724   141,144,094      14.14      7.935        629     194,950     84.01    88.65    71.28      91.93
600 - 619                  817   158,549,535      15.89      8.222        610     194,063     83.41    87.85    73.23      93.64
580 - 599                  512   111,742,983      11.20      8.342        590     218,248     82.02    82.32    70.55      94.61
560 - 579                  326    63,028,893       6.31      8.575        569     193,340     78.00    78.72    63.13      96.18
540 - 559                  334    62,382,200       6.25      8.687        551     186,773     76.52    77.03    68.28      97.32
520 - 539                  256    44,841,644       4.49      9.057        530     175,163     73.49    74.01    70.16      97.95
500 - 519                  228    40,719,060       4.08      9.365        510     178,592     74.63    75.31    83.14      97.91
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Lien                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1                        4,331  $963,004,030      96.48%     8.045%       621    $222,351     80.72%   85.26%   62.30%     91.74%
2                          699    35,087,513       3.52     11.081        660      50,197     99.68    99.68    53.17      90.83
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                     Distribution by Combined Original LTV

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Combined                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Original LTV            Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
60.00% & Below             354   $59,996,793       6.01%     7.717%       607    $169,482     49.69%   49.93%   60.21%     90.24%
60.01 - 70.00%             384    83,510,924       8.37      7.907        597     217,476     66.45    66.77    55.03      90.73
70.01 - 80.00%           1,680   395,241,749      39.60      7.749        630     235,263     78.61    89.22    60.57      94.45
80.01 - 85.00%             561   126,109,358      12.64      8.171        598     224,794     84.31    85.16    64.71      93.31
85.01 - 90.00%             766   173,114,834      17.34      8.330        623     225,998     89.54    89.70    59.52      84.12
90.01 - 95.00%             427    95,676,152       9.59      8.499        629     224,066     94.66    94.67    76.83      92.83
95.01 - 100.00%            858    64,441,733       6.46     10.310        651      75,107     99.92    99.92    60.52      93.15
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

           Distribution by Combined Original LTV with Silent Seconds

Combined                                       Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Original LTV            Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
with Silent               of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Seconds                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
60.00% & Below             351   $59,342,393       5.95%     7.714%       607    $169,067     49.60%   49.65%   60.38%     90.43%
60.01 - 70.00%             380    82,477,835       8.26      7.919        595     217,047     66.42    66.45    55.76      91.03
70.01 - 80.00%             835   183,703,825      18.41      7.921        601     220,005     77.02    77.12    67.05      94.12
80.01 - 85.00%             521   117,851,827      11.81      8.132        598     226,203     84.21    84.25    65.29      93.57
85.01 - 90.00%             754   170,744,452      17.11      8.313        624     226,452     89.41    89.53    59.76      84.14
90.01 - 95.00%             493   110,750,250      11.10      8.460        627     224,646     93.01    94.67    74.85      91.57
95.01 - 100.00%          1,696   273,220,961      27.37      8.255        654     161,097     84.79    99.94    55.55      94.57
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                         Distribution by Documentation

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Documentation           Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Full Doc                 3,304  $618,639,425      61.98%     7.868%       613    $187,240     81.71%   85.55%  100.00%     95.08%
Stated Doc               1,615   358,463,916      35.91      8.625        637     221,959     80.61    85.91     0.00      86.20
Limited Doc                104    20,107,079       2.01      8.394        624     193,337     85.64    90.52     0.00      87.36
No Doc                       7       881,123       0.09      9.248        679     125,875     72.52    72.52     0.00      64.59
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Purpose                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Cashout Refi             2,594  $573,351,918      57.44%     8.033%       609    $221,030     79.12%   79.64%   66.09%     93.30%
Purchase                 1,913   307,748,855      30.83      8.531        644     160,872     85.41    96.25    49.75      86.68
Rate/term Refi             523   116,990,770      11.72      7.736        626     223,692     81.89    88.20    74.02      97.14
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                           Distribution by Occupancy

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Occupancy               Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Owner Occupied           4,518  $915,365,016      91.71%     8.087%       619    $202,604     81.32%   85.83%   64.26%    100.00%
Investor                   340    56,463,884       5.66      8.997        648     166,070     82.03    82.43    34.62       0.00
Second Home                172    26,262,642       2.63      8.584        659     152,690     82.37    90.82    41.38       0.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                         Distribution by Property Type

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Property                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Type                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Single Family            3,643  $702,547,091      70.39%     8.154%       618    $192,849     80.97%   85.00%   63.68%     93.46%
PUD                        741   151,838,656      15.21      8.014        625     204,910     83.46    88.67    67.15      91.70
Condo                      340    60,881,514       6.10      8.483        636     179,063     83.12    89.93    48.62      83.28
2 Family                   226    57,130,477       5.72      7.922        638     252,790     79.29    85.03    49.26      89.57
3-4 Family                  71    24,749,327       2.48      8.664        639     348,582     80.78    81.23    43.07      68.25
Townhouse                    9       944,477       0.09      8.060        626     104,942     83.70    83.70    92.59      80.68
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                             Distribution by State

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
State                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
CA                         887  $292,860,179      29.34%     7.817%       631    $330,169     80.20%   85.79%   51.74%     93.74%
FL                         563   103,077,634      10.33      8.110        617     183,086     79.97    83.98    58.69      89.16
NY                         214    59,523,854       5.96      7.794        635     278,149     78.01    82.86    54.46      95.13
TX                         443    41,748,579       4.18      8.664        616      94,241     82.67    87.61    64.30      88.21
NJ                         159    39,694,104       3.98      8.329        616     249,648     78.25    81.16    60.97      94.00
MD                         168    38,604,137       3.87      8.059        605     229,787     80.95    84.06    77.27      96.38
VA                         165    33,667,440       3.37      8.036        616     204,045     83.03    85.39    74.40      89.41
AZ                         183    33,486,223       3.36      7.988        619     182,985     79.93    84.49    65.27      89.26
GA                         184    29,440,441       2.95      8.979        627     160,002     86.93    89.99    58.86      81.50
IL                         150    26,443,039       2.65      8.400        619     176,287     84.64    88.07    71.53      91.42
Other                    1,914   299,545,913      30.01      8.410        617     156,503     83.13    87.07    70.17      91.07
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Zip                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
92336                       10    $3,767,503       0.38%     7.382%       659    $376,750     80.37%   89.67%   55.85%     91.24%
92571                       10     2,996,373       0.30      7.974        645     299,637     80.14    86.58    39.18      89.04
91342                        7     2,953,729       0.30      7.107        652     421,961     75.85    89.13    33.58     100.00
90805                        7     2,518,350       0.25      7.989        615     359,764     84.57    93.78    48.81     100.00
92703                        5     2,413,622       0.24      7.278        656     482,724     79.79    87.84    20.43      83.44
90650                        6     2,387,652       0.24      7.869        621     397,942     83.72    83.72    33.13     100.00
92376                        9     2,342,376       0.23      8.310        617     260,264     86.57    91.04    58.89     100.00
92335                        8     2,217,777       0.22      8.401        656     277,222     86.94    89.67    49.59      85.19
11208                        6     2,182,736       0.22      6.804        628     363,789     76.82    81.02   100.00     100.00
94565                        6     2,149,302       0.22      8.285        610     358,217     86.32    86.32    71.23      82.13
Other                    4,956   972,162,123      97.40      8.163        622     196,159     81.37    85.70    62.30      91.67
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                  Distribution by Remaining Months to Maturity

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Remaining               Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Months To                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Maturity                Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1 - 180                     58    $6,322,575       0.63%     8.398%       634    $109,010     76.29%   76.29%   78.59%     97.11%
181 - 240                   25     3,047,293       0.31      7.918        619     121,892     69.96    70.56    80.58      94.98
241 - 360                4,925   983,837,568      98.57      8.150        622     199,764     81.45    85.87    61.89      91.64
421 - 480                   22     4,884,107       0.49      8.392        639     222,005     82.68    85.36    46.93      97.45
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Amortization Type

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Amortization              of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Type                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
2 YR ARM                   870  $147,581,642      14.79%     8.759%       607    $169,634     82.22%   85.83%   57.65%     86.87%
2 YR ARM 40/40              16     3,249,482       0.33      8.768        605     203,093     86.22    89.23    54.42      96.17
2 YR ARM BALLOON
  40/30                    882   217,266,469      21.77      8.432        599     246,334     80.12    84.10    49.88      87.06
2 YR ARM BALLOON
  45/30                     19     5,079,185       0.51      8.159        649     267,326     90.72    92.27    77.40     100.00
2 YR ARM BALLOON
  50/30                    319    91,967,568       9.21      7.850        633     288,300     83.72    91.20    54.98      94.61
2 YR ARM IO                470   147,764,668      14.80      7.573        643     314,393     82.44    91.51    64.17      97.59
3 YR ARM                   183    30,866,793       3.09      8.384        605     168,671     83.48    86.18    69.05      88.00
3 YR ARM 40/40               1       201,500       0.02      6.200        569     201,500     65.00    65.00   100.00     100.00
3 YR ARM BALLOON
  40/30                    210    44,210,978       4.43      8.177        609     210,528     82.49    85.25    62.83      85.84
3 YR ARM BALLOON
  50/30                     46    11,848,643       1.19      7.476        611     257,579     79.76    85.70    76.35     100.00
3 YR ARM IO                 73    22,824,028       2.29      7.193        653     312,658     81.95    87.36    57.81      98.13
40 YR FIXED                  5     1,433,125       0.14      7.848        727     286,625     77.13    79.45    22.48     100.00
5 YR ARM                    22     3,383,955       0.34      7.850        632     153,816     84.40    85.96    75.73      81.95
5 YR ARM BALLOON
  40/30                     10     2,425,789       0.24      6.499        650     242,579     78.70    78.70    74.70     100.00
5 YR ARM BALLOON
  45/30                      1       166,968       0.02      8.000        667     166,968    100.00   100.00   100.00     100.00
5 YR ARM BALLOON
  50/30                      7     1,693,601       0.17      7.593        614     241,943     83.09    84.24    69.30     100.00
5 YR ARM IO                 10     2,808,044       0.28      7.579        660     280,804     82.35    92.30    79.58     100.00
FIXED                    1,439   154,641,440      15.49      8.600        631     107,465     82.23    83.22    71.63      93.00
FIXED BALLOON
  30/15                     17       994,012       0.10     12.513        642      58,471     99.18    99.18    95.86     100.00
FIXED BALLOON
  40/30                    216    47,305,270       4.74      7.822        622     219,006     73.88    77.03    74.27      92.93
FIXED BALLOON
  45/30                      5       646,448       0.06      8.561        645     129,290     98.42    98.42    77.88     100.00
FIXED BALLOON
  50/30                    141    37,988,441       3.81      7.106        648     269,422     78.25    80.58    78.81      98.04
FIXED IO                    68    21,743,494       2.18      6.863        660     319,757     77.77    82.29    78.16      96.89
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Initial                 Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Periodic                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Cap                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1.000%                      12    $2,402,500       0.24%     9.178%       583    $200,208     78.78%   79.91%   68.94%     81.45%
2.000%                   2,746   646,184,875      64.74      8.199        619     235,319     81.93    87.55    56.83      90.37
3.000%                     378    84,266,124       8.44      7.879        608     222,926     81.99    84.91    64.87      94.68
3.200%                       1       145,939       0.01     10.295        553     145,939     87.95    87.95   100.00     100.00
3.500%                       2       339,874       0.03      6.276        686     169,937     72.19    82.55   100.00     100.00
N/A                      1,891   264,752,230      26.53      8.115        635     140,006     79.88    81.74    73.51      94.11
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Periodic Cap

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Periodic                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Cap                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1.000%                     949  $197,143,403      19.75%     8.288%       617    $207,738     84.33%   87.11%   61.51%     92.14%
1.500%                   2,188   535,508,140      53.65      8.120        617     244,748     81.04    87.25    56.54      90.36
2.000%                       2       687,770       0.07      8.145        615     343,885     82.50    92.50     0.00     100.00
N/A                      1,891   264,752,230      26.53      8.115        635     140,006     79.88    81.74    73.51      94.11
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                      Distribution by Months to Rate Reset

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Months                  Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
To Rate                   of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Reset                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
13 - 24                  2,576  $612,909,014      61.41%     8.216%       617    $237,931     81.84%   87.47%   56.21%     90.84%
25 - 36                    513   109,951,941      11.02      7.952        617     214,331     82.33    85.96    65.06      90.55
49 & Above                  50    10,478,357       1.05      7.426        642     209,567     82.57    85.92    75.87      94.17
N/A                      1,891   264,752,230      26.53      8.115        635     140,006     79.88    81.74    73.51      94.11
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Life Maximum Rate

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Life                    Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Maximum                   of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Rate                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0.001 - 11.999%             26    $8,087,938       0.81%     5.806%       676    $311,075     72.93%   76.10%   81.51%     96.14%
12.000 - 12.499%            43    10,466,428       1.05      6.225        639     243,405     80.05    82.27    88.85      98.31
12.500 - 12.999%           119    31,345,413       3.14      6.412        639     263,407     78.63    83.30    84.32     100.00
13.000 - 13.499%           148    39,197,580       3.93      6.738        630     264,849     80.50    87.10    82.78      99.25
13.500 - 13.999%           342    96,717,007       9.69      7.103        637     282,798     81.57    89.18    73.29      97.51
14.000 - 14.499%           363    97,353,423       9.75      7.523        629     268,191     80.36    88.97    60.57      94.09
14.500 - 14.999%           504   121,338,930      12.16      7.970        629     240,752     81.69    88.28    56.66      89.68
15.000 - 15.499%           373    93,379,731       9.36      8.425        614     250,348     81.16    86.70    49.08      89.91
15.500 - 15.999%           448    98,147,228       9.83      8.906        601     219,079     84.11    87.53    50.70      87.26
16.000% & Above            773   137,305,635      13.76      9.929        585     177,627     84.29    85.75    40.11      82.70
N/A                      1,891   264,752,230      26.53      8.115        635     140,006     79.88    81.74    73.51      94.11
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Margin                  Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0.001 - 4.999%             246   $59,947,208       6.01%     6.871%       636    $243,688     80.15%   83.40%   74.22%     97.87%
5.000 - 5.499%             112    23,928,518       2.40      7.975        616     213,647     83.72    86.34    57.47      87.59
5.500 - 5.999%             582   146,923,413      14.72      7.905        627     252,446     82.43    88.97    63.61      90.40
6.000 - 6.499%           1,620   385,160,037      38.59      8.122        619     237,753     81.93    88.44    55.85      89.48
6.500 - 6.999%             296    67,733,304       6.79      9.025        589     228,829     80.99    82.82    44.73      91.51
7.000 - 7.499%             207    37,448,473       3.75      9.801        586     180,910     81.58    82.12    53.62      95.27
7.500 - 7.999%              44     7,299,712       0.73      9.337        594     165,903     83.82    84.31    55.07      97.95
8.000 - 8.499%              23     4,178,210       0.42      9.881        607     181,661     94.18    95.79    60.33      92.19
8.500 - 8.999%               7       609,273       0.06     10.272        606      87,039     86.24    86.24    31.83      70.34
9.000 - 9.499%               1        49,983       0.01     11.150        519      49,983     64.94    64.94   100.00       0.00
9.500% & Above               1        61,181       0.01     11.525        583      61,181     69.94    69.94   100.00       0.00
N/A                      1,891   264,752,230      26.53      8.115        635     140,006     79.88    81.74    73.51      94.11
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Interest Only Term

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Interest                Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Only Term                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
(months)                Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0                        4,409  $802,951,309      80.45%     8.322%       616    $182,116     81.27%   84.73%   61.20%     90.28%
60                         607   190,473,533      19.08      7.436        647     313,795     81.74    89.83    64.45      97.55
120                         14     4,666,700       0.47      8.024        631     333,336     86.82    97.14    96.18     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   5,030  $998,091,543     100.00%     8.152%       622    $198,428     81.38%   85.76%   61.98%     91.71%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                          The Mortgage Loans - Group I

Aggregate Scheduled Principal Balance:(2)                           $507,040,906
Number of Mortgage Loans:                                                  2,842
Average Scheduled Principal Balance:                                    $178,410
Weighted Average Gross Interest Rate:                                     8.223%
Weighted Average Net Interest Rate:(3)                                    7.713%
Weighted Average Original FICO Score:                                        613
Weighted Average Combined Original LTV:(4)                                81.86%
Weighted Average Combined LTV with Silent Seconds:(4)                     84.60%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll:(5)                                           26
Weighted Average Gross Margin:(5)                                         6.096%
Weighted Average Initial Rate Cap:(5)                                     2.121%
Weighted Average Periodic Rate Cap:(5)                                    1.376%
Weighted Average Gross Maximum Lifetime Rate:(5)                         15.071%
Percentage of Mortgage Loans with Silent Seconds:(6)                      11.57%
Non-Zero Weighted Average Debt to Income Ratio at Origination:            41.79%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(4) With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Current Principal Balance

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Current                 Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Principal                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Balance                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
$50,000 & Below            227    $7,426,513       1.46%    10.750%       635     $32,716     94.51%   94.51%   73.39%     98.65%
$50,001 - $75,000          247    15,794,493       3.12      9.790        611      63,945     83.56    85.27    68.21      76.60
$75,001 - $100,000         266    23,264,772       4.59      9.066        605      87,462     80.28    83.96    69.87      88.19
$100,001 - $125,000        294    33,255,924       6.56      8.695        604     113,115     82.28    86.59    69.71      85.59
$125,001 - $150,000        267    36,774,680       7.25      8.516        607     137,733     81.32    85.75    75.27      92.17
$150,001 - $200,000        507    88,737,808      17.50      8.278        610     175,025     81.72    84.66    67.99      85.82
$200,001 - $250,000        378    84,732,364      16.71      8.043        613     224,160     81.83    84.62    61.37      87.91
$250,001 - $300,000        249    67,974,410      13.41      8.020        606     272,990     82.25    83.95    63.84      90.96
$300,001 - $350,000        183    59,604,173      11.76      7.845        622     325,706     81.36    83.77    57.78      87.84
$350,001 - $400,000        158    59,064,056      11.65      7.740        616     373,823     81.71    84.18    66.64      90.60
$400,001 - $450,000         36    14,881,984       2.94      7.828        629     413,388     81.12    83.85    49.91      97.00
$450,001 - $500,000         19     9,151,836       1.80      7.464        642     481,676     79.48    82.83    52.56      78.99
$500,001 - $550,000          4     2,080,249       0.41      7.319        611     520,062     76.70    76.70    24.18      75.48
$550,001 - $600,000          5     2,914,317       0.57      8.672        622     582,863     75.07    75.07     0.00      80.48
$600,001 & Above             2     1,383,328       0.27      7.711        688     691,664     90.15    90.15    51.51     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Current Rate

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Current Rate            Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
5.000 - 5.499%               1      $175,898       0.03%     5.475%       727    $175,898     80.00%  100.00%    0.00%    100.00%
5.500 - 5.999%              26     7,523,736       1.48      5.806        660     289,374     76.67    80.19    78.94     100.00
6.000 - 6.499%             127    32,166,328       6.34      6.273        660     253,278     79.33    81.87    86.45      96.84
6.500 - 6.999%             274    65,545,169      12.93      6.768        643     239,216     79.23    83.59    76.54      96.22
7.000 - 7.499%             241    52,726,910      10.40      7.255        626     218,784     79.71    84.81    75.10      95.62
7.500 - 7.999%             401    80,013,635      15.78      7.771        621     199,535     82.37    86.23    69.57      89.60
8.000 - 8.499%             322    63,777,033      12.58      8.262        612     198,065     81.27    83.68    58.97      86.73
8.500 - 8.999%             414    73,320,771      14.46      8.735        596     177,103     83.39    85.12    59.10      82.23
9.000 - 9.499%             242    40,339,508       7.96      9.257        587     166,692     83.26    84.72    54.03      81.63
9.500 - 9.999%             342    50,707,930      10.00      9.730        581     148,269     84.19    85.08    52.63      80.88
10.000% & Above            452    40,743,990       8.04     10.826        586      90,142     84.72    85.50    43.49      83.51
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Credit Score

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Credit                    of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Score                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
740 & Above                 54   $10,134,251       2.00%     7.571%       769    $187,671     80.83%   85.19%   47.39%     57.44%
720 - 739                   39     7,224,627       1.42      7.277        729     185,247     82.68    87.78    46.12      80.48
700 - 719                   72    14,665,047       2.89      7.530        711     203,681     83.12    88.85    51.95      79.18
680 - 699                  127    23,025,147       4.54      7.682        688     181,300     83.57    87.90    50.21      76.19
660 - 679                  235    39,927,561       7.87      7.794        668     169,905     84.16    87.71    50.40      75.42
640 - 659                  358    61,744,580      12.18      7.695        649     172,471     83.18    89.15    60.98      83.57
620 - 639                  400    70,713,775      13.95      7.920        629     176,784     84.41    87.85    71.36      86.70
600 - 619                  485    84,964,918      16.76      8.190        610     175,185     83.00    86.38    70.30      90.21
580 - 599                  309    60,468,582      11.93      8.371        589     195,691     82.91    83.14    69.00      93.17
560 - 579                  201    36,737,203       7.25      8.592        570     182,772     79.72    80.35    61.50      96.69
540 - 559                  227    39,616,864       7.81      8.872        551     174,524     78.07    78.60    63.48      96.53
520 - 539                  174    29,542,642       5.83      9.161        530     169,785     75.50    75.88    64.65      97.80
500 - 519                  161    28,275,710       5.58      9.438        510     175,626     76.55    77.11    79.47      99.56
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Lien                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1                        2,612  $499,030,866      98.42%     8.178%       613    $191,053     81.58%   84.37%   64.30%     88.09%
2                          230     8,010,041       1.58     11.056        648      34,826     99.38    99.38    67.84     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                     Distribution by Combined Original LTV

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Combined                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Original LTV            Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
60.00% & Below             186   $30,864,450       6.09%     7.925%       606    $165,938     49.28%   49.48%   39.80%     86.03%
60.01 - 70.00%             192    40,253,300       7.94      8.231        592     209,653     66.69    66.99    32.10      88.91
70.01 - 80.00%             856   162,247,979      32.00      7.957        614     189,542     78.46    86.53    64.78      90.89
80.01 - 85.00%             446    90,833,841      17.91      8.169        592     203,663     84.32    84.88    73.05      93.34
85.01 - 90.00%             538   103,826,768      20.48      8.322        626     192,987     89.52    89.63    63.29      77.34
90.01 - 95.00%             275    52,354,025      10.33      8.350        629     190,378     94.63    94.64    83.38      90.07
95.01 - 100.00%            349    26,660,544       5.26      9.729        644      76,391     99.88    99.88    76.10      95.89
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

           Distribution by Combined Original LTV with Silent Seconds

Combined                                       Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Original LTV            Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
with Silent               of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Seconds                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
60.00% & Below             185   $30,689,450       6.05%     7.925%       606    $165,889     49.24%   49.34%   39.45%     86.52%
60.01 - 70.00%             188    39,522,688       7.79      8.231        591     210,227     66.65    66.69    32.46      89.57
70.01 - 80.00%             487    95,476,004      18.83      8.189        590     196,049     77.47    77.54    60.86      92.46
80.01 - 85.00%             421    87,402,216      17.24      8.155        591     207,606     84.21    84.27    72.69      92.97
85.01 - 90.00%             531   103,055,310      20.32      8.318        626     194,078     89.41    89.52    63.24      77.55
90.01 - 95.00%             322    61,057,759      12.04      8.295        628     189,620     92.70    94.64    82.02      88.60
95.01 - 100.00%            708    89,837,479      17.72      8.268        647     126,889     86.06    99.91    71.78      91.39
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                         Distribution by Documentation

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Documentation           Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Full Doc                 1,904  $326,315,858      64.36%     7.996%       608    $171,384     83.83%   86.81%  100.00%     94.09%
Stated Doc                 894   172,496,617      34.02      8.657        622     192,949     78.08    80.35     0.00      77.34
Limited Doc                 42     8,023,431       1.58      8.144        614     191,034     83.21    86.62     0.00      87.70
No Doc                       2       205,000       0.04      9.015        681     102,500     69.41    69.41     0.00      66.83
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Purpose                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Cashout Refi             1,676  $333,603,517      65.79%     8.159%       606    $199,047     80.26%   80.80%   63.01%     91.59%
Purchase                   761    89,735,419      17.70      8.815        634     117,918     86.24    94.26    58.79      67.72
Rate/term Refi             405    83,701,971      16.51      7.848        621     206,672     83.54    89.40    75.70      97.13
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                           Distribution by Occupancy

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Occupancy               Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Owner Occupied           2,502  $447,604,212      88.28%     8.145%       608    $178,899     81.79%   84.54%   68.59%    100.00%
Investor                   262    45,335,023       8.94      8.973        651     173,034     83.10    83.49    33.40       0.00
Second Home                 78    14,101,671       2.78      8.307        656     180,791     80.02    90.33    29.41       0.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                         Distribution by Property Type

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Property                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Type                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Single Family            2,192  $367,900,211      72.56%     8.236%       610    $167,838     81.89%   84.45%   66.41%     91.03%
PUD                        315    65,695,703      12.96      8.084        614     208,558     83.60    87.20    69.26      88.57
2 Family                   125    29,256,402       5.77      7.848        625     234,051     77.64    80.93    53.18      83.35
Condo                      154    27,504,652       5.42      8.450        622     178,602     82.78    86.58    52.31      75.80
3-4 Family                  52    16,249,057       3.20      8.792        636     312,482     80.10    80.78    38.05      54.82
Townhouse                    4       434,882       0.09      8.292        616     108,720     85.77    85.77    83.91      83.91
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                             Distribution by State

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
State                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
CA                         360  $105,564,056      20.82%     7.827%       617    $293,233     79.18%   81.10%   53.52%     87.21%
FL                         299    54,832,891      10.81      8.048        613     183,388     79.61    81.48    54.83      84.37
NY                         107    28,016,375       5.53      7.733        618     261,835     77.10    80.70    60.92      91.53
TX                         235    22,890,366       4.51      8.691        609      97,406     81.92    85.18    64.26      84.17
MD                         105    22,221,127       4.38      8.175        602     211,630     80.78    83.39    72.79      96.77
NJ                          87    20,805,264       4.10      8.454        607     239,141     78.72    80.77    59.13      91.38
IL                         116    20,595,185       4.06      8.282        617     177,545     84.26    87.66    74.46      89.77
AZ                         110    19,229,348       3.79      7.901        619     174,812     81.83    85.39    61.78      87.69
VA                          94    17,739,282       3.50      8.194        619     188,716     85.50    88.55    73.38      86.76
GA                         105    15,369,348       3.03      8.901        621     146,375     87.11    89.80    65.20      77.03
Other                    1,224   179,777,665      35.46      8.479        611     146,877     84.27    87.47    71.89      89.70
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Zip                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
11208                        4    $1,788,432       0.35%     6.529%       646    $447,108     80.02%   85.15%  100.00%    100.00%
93536                        5     1,645,717       0.32      7.506        607     329,143     84.87    88.82    58.24     100.00
92571                        6     1,635,862       0.32      7.950        634     272,644     77.74    81.65    38.25      79.92
90650                        4     1,538,852       0.30      8.444        590     384,713     83.21    83.21    24.43     100.00
93550                        5     1,475,417       0.29      7.164        640     295,083     81.23    84.85    22.63      67.09
92336                        4     1,410,770       0.28      6.990        656     352,692     76.32    76.32    76.62      76.62
60402                        6     1,295,644       0.26      7.879        622     215,941     85.92    88.65    61.01     100.00
22193                        4     1,277,929       0.25      7.975        581     319,482     87.02    87.02    45.82     100.00
90059                        4     1,269,717       0.25      7.007        608     317,429     69.88    69.88    26.09      76.02
11203                        3     1,254,803       0.25      6.856        635     418,268     76.23    81.84    36.24     100.00
Other                    2,797   492,447,763      97.12      8.247        613     176,063     81.91    84.65    64.78      88.22
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                  Distribution by Remaining Months to Maturity

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Remaining               Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Months To                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Maturity                Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1 - 180                     31    $3,327,825       0.66%     8.026%       620    $107,349     77.83%   77.83%   64.54%     94.50%
181 - 240                   18     2,191,258       0.43      8.021        628     121,737     73.82    74.66    73.00     100.00
241 - 360                2,784   499,672,629      98.55      8.223        613     179,480     81.90    84.67    64.40      88.14
421 - 480                    9     1,849,194       0.36      9.071        610     205,466     88.78    90.86    41.44     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Amortization Type

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Amortization Type       Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
2 YR ARM                   539   $84,380,970      16.64%     8.868%       599    $156,551     82.65%   85.22%   60.47%     81.73%
2 YR ARM 40/40               8     1,780,194       0.35      9.126        609     222,524     90.06    92.22    39.17     100.00
2 YR ARM BALLOON
  40/30                    567   121,476,676      23.96      8.570        591     214,245     80.46    82.42    53.02      80.40
2 YR ARM BALLOON
  45/30                     15     2,734,185       0.54      8.123        639     182,279     93.80    96.67   100.00     100.00
2 YR ARM BALLOON
  50/30                    158    34,128,726       6.73      7.808        624     216,005     83.64    89.28    61.20      92.86
2 YR ARM IO                218    53,464,049      10.54      7.510        636     245,248     82.98    89.12    78.52      96.26
3 YR ARM                   113    18,345,599       3.62      8.375        603     162,350     84.70    87.09    68.32      89.09
3 YR ARM BALLOON
  40/30                    158    31,606,491       6.23      8.318        616     200,041     84.80    87.31    55.46      82.56
3 YR ARM BALLOON
  50/30                     28     6,320,878       1.25      7.452        621     225,746     82.61    85.44    70.74     100.00
3 YR ARM IO                 41    10,361,614       2.04      7.340        644     252,722     84.35    89.51    59.49      98.15
40 YR FIXED                  1        69,000       0.01      7.650        637      69,000     55.78    55.78   100.00     100.00
5 YR ARM                    10     1,627,683       0.32      8.143        645     162,768     87.04    88.40    70.08      86.82
5 YR ARM BALLOON
  40/30                      5     1,186,667       0.23      6.507        657     237,333     81.73    81.73    48.28     100.00
5 YR ARM BALLOON
  45/30                      1       166,968       0.03      8.000        667     166,968    100.00   100.00   100.00     100.00
5 YR ARM BALLOON
  50/30                      2       357,706       0.07      7.905        609     178,853     89.83    89.83   100.00     100.00
5 YR ARM IO                  4       817,000       0.16      7.312        652     204,250     86.54    89.78    71.82     100.00
FIXED                      683    77,802,172      15.34      8.316        624     113,912     81.28    82.33    71.62      93.51
FIXED BALLOON
  30/15                     10       280,631       0.06     12.375        629      28,063     99.73    99.73   100.00     100.00
FIXED BALLOON
  40/30                    143    27,000,666       5.33      8.046        607     188,816     77.16    79.25    72.65      91.10
FIXED BALLOON
  45/30                      5       646,448       0.13      8.561        645     129,290     98.42    98.42    77.88     100.00
FIXED BALLOON
  50/30                     97    23,099,605       4.56      7.122        647     238,140     78.60    80.99    77.51      98.29
FIXED IO                    36     9,386,977       1.85      6.905        659     260,749     79.19    80.37    74.20     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Initial                 Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Periodic                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Cap                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1.000%                      10    $2,048,965       0.40%     8.956%       584    $204,896     80.67%   80.67%   63.58%     78.24%
2.000%                   1,624   320,294,835      63.17      8.368        608     197,226     82.23    85.63    60.98      84.77
3.000%                     231    46,089,700       9.09      7.921        607     199,523     84.95    86.94    61.42      94.89
3.200%                       1       145,939       0.03     10.295        553     145,939     87.95    87.95   100.00     100.00
3.500%                       1       175,967       0.03      6.975        691     175,967     80.00   100.00   100.00     100.00
N/A                        975   138,285,500      27.27      7.977        627     141,831     79.99    81.47    73.08      94.33
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Periodic Cap

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Periodic                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Cap                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1.000%                     491   $91,634,477      18.07%     8.268%       616    $186,628     86.42%   88.90%   63.88%     92.62%
1.500%                   1,375   276,776,979      54.59      8.332        605     201,292     81.28    84.75    60.24      83.80
2.000%                       1       343,951       0.07      7.990        567     343,951     85.00    85.00     0.00     100.00
N/A                        975   138,285,500      27.27      7.977        627     141,831     79.99    81.47    73.08      94.33
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                      Distribution by Months to Rate Reset

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Months To                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Rate Reset              Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
13 - 24                  1,505  $297,964,800      58.77%     8.376%       605    $197,983     82.08%   85.39%   60.99%     85.34%
25 - 36                    340    66,634,583      13.14      8.099        617     195,984     84.50    87.42    61.07      88.44
49 & Above                  22     4,156,024       0.82      7.486        647     188,910     86.19    87.36    67.98      94.84
N/A                        975   138,285,500      27.27      7.977        627     141,831     79.99    81.47    73.08      94.33
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Life Maximum Rate

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Life                    Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Maximum                   of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Rate                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0.001 - 11.999%              9    $2,525,795       0.50%     5.864%       689    $280,644     78.49%   83.46%   40.79%    100.00%
12.000 - 12.499%            25     6,411,886       1.26      6.226        654     256,475     85.58    88.79    81.80      97.25
12.500 - 12.999%            56    13,362,903       2.64      6.453        638     238,623     80.11    83.97    86.58     100.00
13.000 - 13.499%            69    16,841,816       3.32      6.734        629     244,084     83.50    87.43    83.01      99.41
13.500 - 13.999%           177    41,496,384       8.18      7.140        629     234,443     82.71    88.37    73.37      95.40
14.000 - 14.499%           187    41,471,389       8.18      7.556        624     221,772     81.26    87.05    70.65      91.64
14.500 - 14.999%           281    57,212,869      11.28      7.976        618     203,605     82.79    87.01    66.73      86.26
15.000 - 15.499%           219    45,793,338       9.03      8.450        607     209,102     80.83    83.43    53.13      84.32
15.500 - 15.999%           303    57,406,979      11.32      8.878        595     189,462     83.67    85.52    55.13      79.89
16.000% & Above            541    86,232,048      17.01      9.852        579     159,394     83.24    84.32    45.84      77.56
N/A                        975   138,285,500      27.27      7.977        627     141,831     79.99    81.47    73.08      94.33
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Margin                  Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0.001 - 4.999%             107   $24,767,802       4.88%     6.815%       647    $231,475     84.21%   88.64%   71.96%     98.51%
5.000 - 5.499%              60    12,769,999       2.52      8.080        617     212,833     85.95    86.68    53.10      88.03
5.500 - 5.999%             334    70,109,365      13.83      8.035        617     209,908     82.76    86.99    65.48      86.16
6.000 - 6.499%           1,002   197,785,213      39.01      8.300        609     197,390     82.46    86.13    61.58      82.68
6.500 - 6.999%             194    37,889,417       7.47      9.090        577     195,306     80.62    81.51    50.71      88.86
7.000 - 7.499%             114    18,277,002       3.60      9.650        578     160,325     79.90    80.37    50.59      95.08
7.500 - 7.999%              35     4,771,035       0.94      9.398        585     136,315     85.72    86.48    59.06      96.86
8.000 - 8.499%              15     1,830,181       0.36     10.027        603     122,012     96.36    96.36    84.42      82.17
8.500 - 8.999%               6       555,393       0.11     10.221        613      92,566     88.07    88.07    25.21      77.16
N/A                        975   138,285,500      27.27      7.977        627     141,831     79.99    81.47    73.08      94.33
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Interest Only Term

Interest                                       Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Only                    Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Term                      of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
(months)                Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0                        2,543  $433,011,266      85.40%     8.363%       608    $170,276     81.71%   84.01%   62.50%     86.78%
60                         292    72,865,740      14.37      7.394        640     249,540     82.58    87.93    74.84      96.99
120                          7     1,163,900       0.23      8.243        632     166,271     92.05    97.02   100.00     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,842  $507,040,906     100.00%     8.223%       613    $178,410     81.86%   84.60%   64.36%     88.28%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                          The Mortgage Loans - Group II

Aggregate Scheduled Principal Balance:(2)                           $491,050,636
Number of Mortgage Loans:                                                  2,188
Average Scheduled Principal Balance:                                    $224,429
Weighted Average Gross Interest Rate:                                     8.077%
Weighted Average Net Interest Rate:(3)                                    7.567%
Weighted Average Original FICO Score:                                        631
Weighted Average Combined Original LTV:(4)                                80.89%
Weighted Average Combined LTV with Silent Seconds:(4)                     86.96%
Weighted Average Stated Remaining Term (months):                             359
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll:(5)                                           25
Weighted Average Gross Margin:(5)                                         6.014%
Weighted Average Initial Rate Cap:(5)                                     2.104%
Weighted Average Periodic Rate Cap:(5)                                    1.356%
Weighted Average Gross Maximum Lifetime Rate:(5)                         14.729%
Percentage of Mortgage Loans with Silent Seconds:(6)                      25.57%
Non-Zero Weighted Average Debt to Income Ratio at Origination:            42.04%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(4) With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Current Principal Balance

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Current                 Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Principal                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Balance                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
$50,000 & Below            290    $9,853,013       2.01%    10.586%       656     $33,976     97.25%   97.25%   62.14%     80.58%
$50,001 - $75,000          186    11,630,501       2.37      9.941        627      62,530     82.69    83.37    67.19      83.70
$75,001 - $100,000         197    17,146,812       3.49      9.481        613      87,040     81.60    83.84    67.64      89.81
$100,001 - $125,000        154    17,363,647       3.54      9.274        617     112,751     81.09    83.14    72.11      92.11
$125,001 - $150,000        156    21,431,419       4.36      8.877        614     137,381     79.67    82.90    74.43      92.17
$150,001 - $200,000        268    46,885,521       9.55      8.096        622     174,946     77.52    83.28    70.23      95.57
$200,001 - $250,000        206    46,016,500       9.37      7.995        616     223,381     78.15    84.76    69.38      98.14
$250,001 - $300,000        114    31,608,342       6.44      7.981        621     277,266     79.62    88.14    62.12      97.34
$300,001 - $350,000        106    34,204,111       6.97      7.855        631     322,680     78.31    87.71    61.42      95.13
$350,001 - $400,000         83    30,767,223       6.27      7.606        646     370,689     79.90    90.35    43.33      97.42
$400,001 - $450,000        138    59,321,017      12.08      7.495        630     429,862     81.78    88.27    60.89      97.80
$450,001 - $500,000        112    53,209,934      10.84      7.585        623     475,089     81.02    86.89    54.43      94.60
$500,001 - $550,000         56    29,472,375       6.00      7.775        650     526,292     81.88    91.10    46.41      94.69
$550,001 - $600,000         38    21,892,105       4.46      7.667        654     576,108     84.08    89.83    57.75      94.67
$600,001 & Above            84    60,248,118      12.27      8.051        650     717,239     82.77    86.89    46.61      97.44
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Current Rate

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Current Rate            Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
5.000 - 5.499%               3      $720,100       0.15%     5.294%       706    $240,033     56.03%   56.03%  100.00%    100.00%
5.500 - 5.999%              43    14,651,198       2.98      5.801        673     340,726     74.64    81.04    94.92      97.87
6.000 - 6.499%              91    30,172,389       6.14      6.263        655     331,565     73.18    78.15    86.92      98.84
6.500 - 6.999%             238    77,043,740      15.69      6.758        650     323,713     77.27    83.58    82.13      98.98
7.000 - 7.499%             216    64,942,885      13.23      7.279        634     300,662     78.16    88.63    61.33      98.81
7.500 - 7.999%             298    85,130,894      17.34      7.748        638     285,674     79.32    87.60    55.48      95.91
8.000 - 8.499%             210    60,027,692      12.22      8.240        621     285,846     80.82    88.11    53.00      95.29
8.500 - 8.999%             230    53,438,345      10.88      8.744        614     232,341     82.82    87.79    49.55      92.25
9.000 - 9.499%             136    26,139,921       5.32      9.227        598     192,205     82.75    85.15    49.93      94.25
9.500 - 9.999%             253    30,840,880       6.28      9.730        604     121,901     86.97    89.31    40.06      86.21
10.000% & Above            470    47,942,593       9.76     11.109        623     102,006     93.35    93.95    36.36      89.87
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Credit Score

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Credit                    of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Score                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
740 & Above                 73   $18,412,944       3.75%     7.391%       764    $252,232     78.86%   87.81%   38.11%     92.40%
720 - 739                   53    11,091,335       2.26      7.910        729     209,270     80.35    90.14    30.55      94.11
700 - 719                   86    23,202,163       4.73      7.523        708     269,793     79.74    86.77    42.96      92.06
680 - 699                  113    28,428,171       5.79      7.539        688     251,577     82.01    92.80    36.52      94.25
660 - 679                  241    51,392,222      10.47      7.813        669     213,246     81.82    91.82    46.81      94.03
640 - 659                  382    86,435,087      17.60      8.023        649     226,270     82.98    92.44    41.06      92.41
620 - 639                  324    70,430,319      14.34      7.950        628     217,378     83.60    89.46    71.20      97.17
600 - 619                  332    73,584,617      14.99      8.258        609     221,640     83.89    89.55    76.61      97.60
580 - 599                  203    51,274,401      10.44      8.307        590     252,583     80.96    81.35    72.38      96.32
560 - 579                  125    26,291,690       5.35      8.552        568     210,334     75.59    76.44    65.41      95.45
540 - 559                  107    22,765,335       4.64      8.365        552     212,760     73.82    74.29    76.64      98.71
520 - 539                   82    15,299,002       3.12      8.857        531     186,573     69.60    70.41    80.82      98.25
500 - 519                   67    12,443,350       2.53      9.198        510     185,722     70.28    71.24    91.46      94.15
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Lien                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1                        1,719  $463,973,164      94.49%     7.902%       629    $269,909     79.79%   86.22%   60.15%     95.67%
2                          469    27,077,472       5.51     11.089        663      57,734     99.77    99.77    48.83      88.12
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                     Distribution by Combined Original LTV

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Combined                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Original LTV            Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
60.00% & Below             168   $29,132,343       5.93%     7.497%       607    $173,407     50.13%   50.41%   81.84%     94.70%
60.01 - 70.00%             192    43,257,625       8.81      7.606        600     225,300     66.22    66.57    76.37      92.43
70.01 - 80.00%             824   232,993,770      47.45      7.604        642     282,759     78.70    91.09    57.64      96.93
80.01 - 85.00%             115    35,275,517       7.18      8.175        615     306,744     84.30    85.85    43.24      93.24
85.01 - 90.00%             228    69,288,066      14.11      8.343        620     303,895     89.56    89.82    53.87      94.29
90.01 - 95.00%             152    43,322,127       8.82      8.680        628     285,014     94.71    94.71    68.90      96.17
95.01 - 100.00%            509    37,781,189       7.69     10.720        656      74,226     99.95    99.95    49.52      91.21
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

           Distribution by Combined Original LTV with Silent Seconds

Combined                                       Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Original LTV            Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
with Silent               of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Seconds                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
60.00% & Below             166   $28,652,943       5.84%     7.488%       607    $172,608     49.99%   49.99%   82.80%     94.62%
60.01 - 70.00%             192    42,955,147       8.75      7.631        599     223,725     66.21    66.23    77.18      92.38
70.01 - 80.00%             348    88,227,821      17.97      7.631        613     253,528     76.54    76.66    73.74      95.91
80.01 - 85.00%             100    30,449,610       6.20      8.068        619     304,496     84.20    84.20    44.05      95.28
85.01 - 90.00%             223    67,689,141      13.78      8.305        620     303,539     89.42    89.55    54.46      94.16
90.01 - 95.00%             171    49,692,492      10.12      8.663        625     290,599     93.40    94.70    66.04      95.22
95.01 - 100.00%            988   183,383,481      37.35      8.248        658     185,611     84.17    99.96    47.60      96.13
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                         Distribution by Documentation

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Documentation           Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Full Doc                 1,400  $292,323,567      59.53%     7.725%       618    $208,803     79.34%   84.13%  100.00%     96.19%
Stated Doc                 721   185,967,299      37.87      8.595        652     257,930     82.95    91.06     0.00      94.43
Limited Doc                 62    12,083,648       2.46      8.559        630     194,898     87.26    93.11     0.00      87.14
No Doc                       5       676,123       0.14      9.318        678     135,225     73.46    73.46     0.00      63.92
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Purpose                 Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Cashout Refi               918  $239,748,402      48.82%     7.857%       615    $261,164     77.53%   78.02%   70.38%     95.69%
Purchase                 1,152   218,013,436      44.40      8.415        648     189,248     85.07    97.07    46.04      94.49
Rate/term Refi             118    33,288,799       6.78      7.454        639     282,108     77.75    85.20    69.80      97.16
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                           Distribution by Occupancy

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Occupancy               Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Owner Occupied           2,016  $467,760,804      95.26%     8.032%       630    $232,024     80.86%   87.06%   60.12%    100.00%
Second Home                 94    12,160,971       2.48      8.905        662     129,372     85.09    91.39    55.26       0.00
Investor                    78    11,128,861       2.27      9.097        634     142,678     77.66    78.11    39.61       0.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                         Distribution by Property Type

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Property                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Type                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Single Family            1,451  $334,646,880      68.15%     8.063%       627    $230,632     79.96%   85.60%   60.69%     96.13%
PUD                        426    86,142,953      17.54      7.960        634     202,214     83.35    89.79    65.54      94.10
Condo                      186    33,376,863       6.80      8.509        648     179,445     83.41    92.70    45.57      89.44
2 Family                   101    27,874,075       5.68      7.999        652     275,981     81.03    89.34    45.14      96.11
3-4 Family                  19     8,500,270       1.73      8.419        645     447,383     82.09    82.09    52.66      93.94
Townhouse                    5       509,596       0.10      7.861        635     101,919     81.93    81.93   100.00      77.92
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                             Distribution by State

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
State                   Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
CA                         527  $187,296,123      38.14%     7.811%       639    $355,401     80.77%   88.43%   50.74%     97.41%
FL                         264    48,244,743       9.82      8.180        622     182,745     80.39    86.81    63.07      94.61
NY                         107    31,507,479       6.42      7.849        651     294,462     78.82    84.78    48.71      98.33
NJ                          72    18,888,840       3.85      8.192        625     262,345     77.73    81.59    63.00      96.89
TX                         208    18,858,213       3.84      8.630        625      90,664     83.58    90.56    64.34      93.11
MD                          63    16,383,010       3.34      7.902        611     260,048     81.17    84.97    83.35      95.85
VA                          71    15,928,158       3.24      7.859        613     224,340     80.27    81.87    75.54      92.36
AZ                          73    14,256,876       2.90      8.105        620     195,300     77.37    83.27    69.99      91.36
GA                          79    14,071,093       2.87      9.065        633     178,115     86.74    90.20    51.95      86.38
NV                          45    10,204,904       2.08      8.077        664     226,776     82.46    93.20    51.70      80.07
Other                      679   115,411,199      23.50      8.352        623     169,972     81.57    86.02    68.65      94.49
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Zip                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
91342                        6    $2,524,729       0.51%     7.083%       660    $420,788     77.69%   93.23%   39.29%    100.00%
92336                        6     2,356,733       0.48      7.616        660     392,789     82.79    97.67    43.41     100.00
92703                        4     2,014,000       0.41      7.477        628     503,500     83.95    93.60    24.48     100.00
95762                        2     1,768,000       0.36      8.813        644     884,000     78.77    78.77     0.00     100.00
10466                        6     1,758,715       0.36      7.324        658     293,119     80.07    84.89    69.86      77.63
90805                        4     1,584,800       0.32      7.757        644     396,200     82.68    97.32    29.28     100.00
91206                        3     1,542,884       0.31      8.900        743     514,295     82.11   100.00     0.00     100.00
94565                        4     1,496,441       0.30      8.470        614     374,110     93.78    93.78    58.67     100.00
11221                        3     1,490,696       0.30      8.792        673     496,899     79.03    79.03    21.80     100.00
92335                        6     1,485,870       0.30      8.354        674     247,645     84.08    88.16    46.86     100.00
Other                    2,144   473,027,769      96.33      8.082        630     220,629     80.84    86.81    60.51      95.16
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                  Distribution by Remaining Months to Maturity

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Remaining               Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Months To                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Maturity                Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1 - 180                     27    $2,994,750       0.61%     8.810%       649    $110,917     74.57%   74.57%   94.22%    100.00%
181 - 240                    7       856,034       0.17      7.653        595     122,291     60.06    60.06   100.00      82.12
241 - 360                2,141   484,164,939      98.60      8.074        631     226,140     80.98    87.12    59.30      95.25
421 - 480                   13     3,034,914       0.62      7.978        658     233,455     78.96    82.01    50.27      95.90
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Amortization Type

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Amortization              of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Type                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
2 YR ARM                   331   $63,200,672      12.87%     8.615%       617    $190,939     81.64%   86.65%   53.88%     93.75%
2 YR ARM 40/40               8     1,469,289       0.30      8.333        601     183,661     81.58    85.60    72.90      91.53
2 YR ARM BALLOON
  40/30                    315    95,789,793      19.51      8.257        610     304,095     79.68    86.23    45.89      95.51
2 YR ARM BALLOON
  45/30                      4     2,345,000       0.48      8.202        659     586,250     87.13    87.13    51.04     100.00
2 YR ARM BALLOON
  50/30                    161    57,838,842      11.78      7.875        639     359,247     83.76    92.34    51.32      95.63
2 YR ARM IO                252    94,300,619      19.20      7.609        647     374,209     82.14    92.87    56.04      98.34
3 YR ARM                    70    12,521,193       2.55      8.398        610     178,874     81.69    84.84    70.13      86.41
3 YR ARM 40/40               1       201,500       0.04      6.200        569     201,500     65.00    65.00   100.00     100.00
3 YR ARM BALLOON
  40/30                     52    12,604,487       2.57      7.823        592     242,394     76.67    80.08    81.32      94.06
3 YR ARM BALLOON
  50/30                     18     5,527,764       1.13      7.503        600     307,098     76.50    86.00    82.77     100.00
3 YR ARM IO                 32    12,462,414       2.54      7.071        660     389,450     79.94    85.56    56.42      98.12
40 YR FIXED                  4     1,364,125       0.28      7.858        732     341,031     78.21    80.65    18.56     100.00
5 YR ARM                    12     1,756,272       0.36      7.579        621     146,356     81.95    83.70    80.96      77.44
5 YR ARM BALLOON
  40/30                      5     1,239,121       0.25      6.492        644     247,824     75.80    75.80   100.00     100.00
5 YR ARM BALLOON
  50/30                      5     1,335,895       0.27      7.510        615     267,179     81.29    82.75    61.08     100.00
5 YR ARM IO                  6     1,991,044       0.41      7.689        664     331,841     80.63    93.33    82.76     100.00
FIXED                      756    76,839,268      15.65      8.888        638     101,639     83.20    84.13    71.64      92.49
FIXED BALLOON
  30/15                      7       713,381       0.15     12.567        647     101,912     98.96    98.96    94.23     100.00
FIXED BALLOON
  40/30                     73    20,304,604       4.13      7.524        643     278,145     69.52    74.08    76.42      95.37
FIXED BALLOON
  50/30                     44    14,888,836       3.03      7.081        651     338,383     77.70    79.93    80.82      97.65
FIXED IO                    32    12,356,517       2.52      6.831        661     386,141     76.69    83.75    81.16      94.52
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Initial                 Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Periodic                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Cap                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1.000%                       2      $353,535       0.07%    10.464%       575    $176,768     67.85%   75.50%  100.00%    100.00%
2.000%                   1,122   325,890,040      66.37      8.033        629     290,455     81.64    89.43    52.75      95.88
3.000%                     147    38,176,424       7.77      7.827        609     259,704     78.43    82.46    69.04      94.42
3.500%                       1       163,906       0.03      5.525        681     163,906     63.81    63.81   100.00     100.00
N/A                        916   126,466,730      25.75      8.265        644     138,064     79.75    82.03    73.97      93.88
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                          Distribution by Periodic Cap

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Periodic                  of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Cap                     Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
1.000%                     458  $105,508,926      21.49%     8.305%       618    $230,369     82.52%   85.55%   59.46%     91.72%
1.500%                     813   258,731,161      52.69      7.893        630     318,243     80.78    89.93    52.58      97.37
2.000%                       1       343,819       0.07      8.300        664     343,819     80.00   100.00     0.00     100.00
N/A                        916   126,466,730      25.75      8.265        644     138,064     79.75    82.03    73.97      93.88
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                      Distribution by Months to Rate Reset

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Number                                         Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Months To                 of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Rate Reset              Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
13 - 24                  1,071  $314,944,215      64.14%     8.065%       628    $294,066     81.62%   89.43%   51.69%     96.04%
25 - 36                    173    43,317,358       8.82      7.724        618     250,389     78.99    83.72    71.20      93.80
49 & Above                  28     6,322,333       1.29      7.386        638     225,798     80.19    84.98    81.06      93.73
N/A                        916   126,466,730      25.75      8.265        644     138,064     79.75    82.03    73.97      93.88
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Life Maximum Rate

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Life                    Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Maximum                   of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Rate                    Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0.001 - 11.999%             17    $5,562,143       1.13%     5.780%       669    $327,185     70.40%   72.75%  100.00%     94.39%
12.000 - 12.499%            18     4,054,542       0.83      6.224        616     225,252     71.32    71.96   100.00     100.00
12.500 - 12.999%            63    17,982,510       3.66      6.382        640     285,437     77.53    82.80    82.65     100.00
13.000 - 13.499%            79    22,355,764       4.55      6.741        631     282,984     78.24    86.85    82.61      99.12
13.500 - 13.999%           165    55,220,623      11.25      7.075        644     334,670     80.72    89.79    73.22      99.10
14.000 - 14.499%           176    55,882,034      11.38      7.499        634     317,512     79.69    90.40    53.09      95.91
14.500 - 14.999%           223    64,126,061      13.06      7.964        638     287,561     80.70    89.41    47.67      92.72
15.000 - 15.499%           154    47,586,394       9.69      8.401        621     309,003     81.48    89.85    45.18      95.30
15.500 - 15.999%           145    40,740,248       8.30      8.945        610     280,967     84.73    90.36    44.46      97.65
16.000% & Above            232    51,073,587      10.40     10.060        595     220,145     86.07    88.15    30.43      91.39
N/A                        916   126,466,730      25.75      8.265        644     138,064     79.75    82.03    73.97      93.88
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                               Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
                        Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
                          of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
Margin                  Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0.001 - 4.999%             139   $35,179,406       7.16%     6.911%       629    $253,089     77.30%   79.72%   75.81%     97.42%
5.000 - 5.499%              52    11,158,520       2.27      7.855        615     214,587     81.16    85.96    62.47      87.09
5.500 - 5.999%             248    76,814,049      15.64      7.787        637     309,734     82.12    90.77    61.91      94.27
6.000 - 6.499%             618   187,374,824      38.16      7.934        631     303,196     81.36    90.87    49.80      96.67
6.500 - 6.999%             102    29,843,887       6.08      8.943        603     292,587     81.46    84.49    37.14      94.88
7.000 - 7.499%              93    19,171,471       3.90      9.945        593     206,145     83.18    83.80    56.51      95.45
7.500 - 7.999%               9     2,528,677       0.51      9.221        611     280,964     80.22    80.22    47.54     100.00
8.000 - 8.499%               8     2,348,029       0.48      9.767        610     293,504     92.47    95.34    41.55     100.00
8.500 - 8.999%               1        53,880       0.01     10.800        536      53,880     67.38    67.38   100.00       0.00
9.000 - 9.499%               1        49,983       0.01     11.150        519      49,983     64.94    64.94   100.00       0.00
9.500% & Above               1        61,181       0.01     11.525        583      61,181     69.94    69.94   100.00       0.00
N/A                        916   126,466,730      25.75      8.265        644     138,064     79.75    82.03    73.97      93.88
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

                       Distribution by Interest Only Term

Interest                                       Pct. Of    Wt. Avg.     Wt.                 Wt. Avg.   Wt. Avg.
Only                    Number                 Pool By     Gross       Avg.       Avg.     Combined    CLTV     Pct.      Pct.
Term                      of     Principal    Principal   Interest   Original  Principal   Original   incld     Full     Owner
(months)                Loans     Balance      Balance      Rate       FICO     Balance      LTV       SS.      Doc     Occupied
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
0                        1,866  $369,940,043      75.34%     8.274%       625    $198,253     80.75%   85.58%   59.68%     94.37%
60                         315   117,607,793      23.95      7.462        650     373,358     81.22    91.02    58.01      97.89
120                          7     3,502,800       0.71      7.951        631     500,400     85.08    97.18    94.90     100.00
----------------------  ------  ------------  ---------  ---------   --------  ----------  --------   ------   ------   --------
Total:                   2,188  $491,050,636     100.00%     8.077%       631    $224,429     80.89%   86.96%   59.53%     95.26%
======================  ======  ============  =========  =========   ========  ==========  ========   ======   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.